U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only

(As Permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

Minera Andes Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

      Payment of Filing Fee (Check appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, of the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Filing Party:

(3) Date Filed:

Notes:

Reg. (S) 240.14a-101

NOTICE OF

- and -

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF
COMMON SHAREHOLDERS OF

MINERA ANDES INC.

DATED JULY 15, 2003

THIS NOTICE AND MANAGEMENT INFORMATION CIRCULAR IS FURNISHED IN CONNECTION WITH
THE SOLICITATION BY THE MANAGEMENT OF MINERA ANDES INC. OF PROXIES TO BE VOTED
AT THE ANNUAL GENERAL AND SPECIAL MEETING OF ALL COMMON SHAREHOLDERS

TO BE HELD AT:

FIELD LLP
1900, 350 — 7th Avenue S.W.
Calgary, Alberta T2P 3N9

In the Milvain Boardroom

Wednesday, September 3, 2003

Minera Andes Inc. Meeting: 2:00 p.m. (Calgary Time)

SOLICITATION OF PROXIES
APPOINTMENT AND REVOCATION OF PROXIES
ADVICE TO BENEFICIAL SHAREHOLDERS
VOTING OF PROXIES
VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS
A. Compensation of Directors
B. Compensation of Officers
C. Stock Option Plan
D. Other Compensation
E. Corporate Governance
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
PRINCIPAL ACCOUNTING FIRM FEES
PARTICULARS OF MATTERS TO BE ACTED UPON
(a) Report to Shareholders
(b) Number of Directors
(c) Election of Directors
(d) Amendment to Stock Option Plan
(e) Continuance under the Northwest Territories Business Corporations Act (the “NWTBCA”)
(f) Appointment of Auditor
ATTENDANCE OF ACCOUNTANTS
GENERAL
FINANCIAL STATEMENTS
OTHER BUSINESS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
CERTIFICATE
EXHIBIT “A” — [new by-laws]
EXHIBIT “A”
SECTION 1. DEFINITIONS AND INTERPRETATION
(1) Definitions
(2) Interpretation
(3) Headings
(4) By-laws Subject to the NWTCA
SECTION 2. BUSINESS OF THE CORPORATION
(1) Execution of Documents
(2) Cheques, Drafts and Notes
(3) Corporate Seal
(4) Banking Arrangements
(5) Voting Rights in Other Bodies Corporate
(6) Withholding Information from Shareholders
(7) Divisions
SECTION 3. BORROWING
(1) Borrowing Power
SECTION 4. DIRECTORS
(1) Management of Business
(2) Qualification
(3) Number of Directors
(4) Increase Number
(5) Decrease Number
(6) Election and Term
(7) Removal of Directors
(8) Consent
(9) Ceasing to Hold Office
(10) Filling Vacancies
(11) Delegation to a Managing Director or Committee
(12) Remuneration and Expenses
(13) Annual Financial Statements
SECTION 5. MEETINGS OF DIRECTORS
(1) Calling Meetings
(2) Notice
(3) Notice of Adjourned Meeting
(4) Meetings Without Notice
(5) Waiver of Notice
(6) Quorum
(7) Regular Meetings
(8) Chairperson of Meetings
(9) Decision on Questions
(10) Meeting by Telephone
(11) Resolution in Lieu of Meeting
SECTION 6. OFFICERS AND APPOINTEES OF THE BOARD
(1) Appointment of Officers
(2) Term of Office
(3) Duties of Officers
(4) Remuneration
(5) Chairperson of the Board
(6) Managing Director
(7) President
(8) Vice-President
(9) Secretary
(10) Treasurer
(11) Agents and Attorneys
SECTION 7. CONFLICT OF INTEREST
(1) Disclosure of Interest
(2) Approval and Voting
(3) Effect of Conflict of Interest
SECTION 8. LIABILITY AND INDEMNIFICATION
(1) Limitation of Liability
(2) Indemnity
(3) Insurance
SECTION 9. SECURITIES
(1) Shares
(2) Options and Other Rights to Acquire Securities
(3) Commissions
(4) Securities Register
(5) Transfer Agents and Registrars
(6) Dealings with Registered Holders
(7) Transfers of Securities
(8) Registration of Transfers
(9) Lien
(10) Security Certificates
(11) Entitlement to a Security Certificate
(12) Securities Held Jointly
(13) Replacement of Security Certificates
(14) Fractional Shares
SECTION 10. MEETINGS OF SHAREHOLDERS
(1) Annual Meeting of Shareholders
(2) Special Meetings of Shareholders
(3) Special Business
(4) Place and Time of Meetings
(5) Notice of Meetings
(6) Notice of Adjourned Meetings
(7) Waiver of Notice
(8) Shareholder List
(9) Persons Entitled to Vote
(10) Chairperson of Meetings
(11) Scrutineer
(12) Procedure at Meetings
(13) Persons Entitled to be Present
(14) Quorum
(15) Loss of Quorum
(16) Proxy Holders and Representatives
(17) Time for Deposit of Proxies
(18) Revocation of Proxies
(19) Joint Shareholders
(20) Decision on Questions
(21) Voting by Show of Hands
(22) Voting by Ballot
(23) Number of Votes
(24) Meeting by Telephone
(25) Resolution in Lieu of Meeting
SECTION 11. NOTICES
(1) Method of Notice
(2) Notice to Joint Shareholders
(3) Notice to Successors
(4) Non-Receipt of Notices
(5) Failure to Give Notice
(6) Execution of Notices
EXHIBIT “B” SECTION 191 — BUSINESS CORPORATIONS ACT (ALBERTA)
EXHIBIT “B”

SOLICITATION OF PROXIES	3
APPOINTMENT AND REVOCATION OF PROXIES	3
ADVICE TO BENEFICIAL SHAREHOLDERS	4
VOTING OF PROXIES	5
VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	5
COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS	8
A.Compensation of Directors	8
B.Compensation of Officers	8
C.Stock Option Plan	13
D.Other Compensation	18
E.Corporate Governance	18
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS	20
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	21
PRINCIPAL ACCOUNTING FIRM FEES	22
PARTICULARS OF MATTERS TO BE ACTED UPON	22
(a)Report to Shareholders	22
(b)Number of Directors	22
(c)Election of Directors	23
(d)Amendment to Stock Option Plan	26
(e)Continuance under the Northwest Territories Business Corporations Act (the “NWTBCA”)	28
(f)Appointment of Auditor	34
ATTENDANCE OF ACCOUNTANTS	34
GENERAL	34
FINANCIAL STATEMENTS	35
OTHER BUSINESS	35
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	35
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING	35
CERTIFICATE	36
EXHIBITS
EXHIBIT A — NEW BY-LAWS
EXHIBIT B — SECTION 191 OF THE BUSINESS CORPORATIONS ACT (ALBERTA)

MINERA ANDES INC.
3303 North Sullivan Road
Spokane, Washington
USA 99216

MANAGEMENT INFORMATION CIRCULAR

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

September 3, 2003

ALL AMOUNTS OF MONEY WHICH ARE REFERRED TO IN THIS MANAGEMENT INFORMATION CIRCULAR ARE EXPRESSED IN LAWFUL MONEY OF THE UNITED STATES UNLESS OTHERWISE SPECIFIED.

NOTE: Shareholders who do not hold their common shares in their own name, as registered shareholders, should read “Advice to Beneficial Shareholders” within for an explanation of their rights.

SOLICITATION OF PROXIES

THIS MANAGEMENT INFORMATION CIRCULAR IS PROVIDED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY THE MANAGEMENT OF MINERA ANDES INC. (the “Corporation”) of proxies for the annual general and special meeting of the shareholders of the Corporation (the “Meeting”) to be held on Wednesday, September 3, 2003, at 2:00 p.m. (Calgary time) in the Milvain Boardroom, at the offices of Field LLP, 1900, 350 — 7th Avenue S.W., Calgary, Alberta T2P 3N9 or at any adjournment thereof for the purposes set forth in the accompanying Notice of Meeting. The Management Information Circular will be mailed on or about August 12, 2003.

Although it is expected that the solicitation of proxies will be primarily by mail, proxies may also be solicited personally or by telephone, telegraph or personal interview by regular employees of the Corporation, at a nominal cost. In accordance with National Instrument 54-101, arrangements have been made with brokerage houses and other intermediaries, clearing agencies, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the common shares held of record by such persons and the Corporation may reimburse such persons for reasonable fees and disbursements incurred by them in doing so. The costs thereof will be borne by the Corporation.

APPOINTMENT AND REVOCATION OF PROXIES

The persons named in the enclosed Instrument of Proxy, Allen V. Ambrose, President, of Spokane, Washington and Bonnie Kuhn, Chief Financial Officer and Secretary, of Calgary, Alberta, have been selected by the directors of the Corporation and have indicated their willingness to represent as proxy the shareholder who appoints them. A SHAREHOLDER HAS THE RIGHT TO DESIGNATE A PERSON (WHO NEED NOT BE A SHAREHOLDER) OTHER THAN ALLEN V. AMBROSE OR BONNIE KUHN, BEING THE MANAGEMENT DESIGNEES, TO REPRESENT HIM OR HER AT THE MEETING. Such right may be exercised by inserting in the space provided for that purpose on the Instrument of Proxy the name of the person to be designated and deleting therefrom the names of the management designees, or by completing another proper form of proxy. Such shareholder should notify the nominee of the appointment, obtain a consent to act as proxy and should provide instructions on how the shareholder’s common shares are to be voted. In any case, the form of proxy should be dated and executed by the shareholder or an attorney authorized in writing, with proof of such authorization attached, where an attorney executed the proxy form.

A form of proxy will not be valid for the Meeting or any adjournment thereof unless it is completed and delivered to Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 — 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty-eight (48) hours prior to the Meeting or any adjournment thereof. Late proxies may be accepted or rejected at any time prior to the commencement time of the Meeting by the Chairman of the Meeting in his discretion and the Chairman is under no obligation to accept or reject any particular late proxy.

In addition to revocation in any other manner permitted by law, a shareholder who has given a proxy may revoke it, any time before it is exercised, by instrument in writing executed by the shareholder or by his attorney authorized in writing and deposited either at the registered office of the Corporation at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, at which the proxy is to be used, or with the chairman of the Meeting on the day of the Meeting or any adjournment thereof. In addition, a proxy may be revoked by the shareholder personally attending at the meeting and voting his common shares.

ADVICE TO BENEFICIAL SHAREHOLDERS

The information set forth in this section is of significant importance to many shareholders of the Corporation as a substantial number of shareholders do not hold their common shares of the Corporation in their own names. Shareholders of the Corporation who do not hold their common shares in their own names (referred to herein as “Beneficial Shareholders”) should note that only proxies deposited by shareholders whose names appear on the records of the Corporation as the registered holders of common shares can be recognized and acted upon at the Meeting. If common shares are listed in an account statement provided to a shareholder by a broker, then, in almost all cases, those shares will not be registered in the shareholder’s name on the records of the Corporation. Such shares will more likely be registered under the name of the shareholder’s broker or an agent of that broker. In Canada, the vast majority of such shares are registered under the name of CDS & Co. (the registration name for The Canadian Depositary for Securities, which acts as nominee for many Canadian brokerage firms). Common shares of the Corporation held by brokers or their agents or nominees can only be voted (for or against resolutions) upon the instructions of the Beneficial Shareholder. Without specific instructions, a broker and its agents and nominees are prohibited from voting shares for the broker’s clients. Therefore, Beneficial Shareholders should ensure that instructions respecting the voting of their common shares are communicated to the appropriate person.

Applicable regulatory rules require intermediaries/brokers to seek voting instructions from Beneficial Shareholders in advance of shareholders’ meetings. Every intermediary/broker has its own mailing procedures and provides its own return instructions to clients, which should be carefully followed by Beneficial Shareholders in order to ensure that their common shares are voted at the Meeting. Often, the form of proxy supplied to a Beneficial Shareholder by its broker (or the agent of the broker) is identical to the form of proxy provided to registered shareholders. However, its purpose is limited to instructing the registered shareholder (the broker or agent of the broker) how to vote on behalf of the Beneficial Shareholder. The majority of brokers now delegate responsibility for obtaining instructions from clients to ADP Investor Communication (“ADP”) formerly Independent Investor Communications Corporation. ADP typically applies a special sticker to the proxy forms, mails those forms to the Beneficial

Shareholders and asks Beneficial Shareholders to return the proxy forms to ADP. ADP then tabulates the results of all instructions received and provides appropriate instructions respecting the voting of shares to be represented at the meeting. A Beneficial Shareholder receiving a proxy with an ADP sticker on it cannot use that proxy to vote common shares directly at the Meeting — the proxy must be returned to ADP well in advance of the Meeting in order to have their common shares voted.

Although a Beneficial Shareholder may not be recognized directly at the Meeting for the purposes of voting common shares of the Corporation registered in the name of his broker (or an agent of the broker), a Beneficial Shareholder may attend at the Meeting as proxyholder for the registered shareholder and vote such common shares in that capacity. Beneficial Shareholders who wish to attend the Meeting and indirectly vote their common shares as proxyholder for the registered shareholder, should enter their own names in the blank space on the instrument of proxy provided to them and return the same to their broker (or the broker’s agent) in accordance with the instructions provided by such broker (or agent), well in advance of the Meeting.

All references to shareholders in this Management Information Circular and the accompanying Instrument of Proxy and Notice of Meeting are to shareholders of record unless specifically stated otherwise. Where documents are stated to be available for review or inspection, such items will be shown upon request to registered shareholders who produce proof of their identity.

VOTING OF PROXIES

The persons named in the enclosed Instrument of Proxy are directors and\or officers of the Corporation who have indicated their willingness to represent as proxy the shareholder who appoints them. Each shareholder may instruct his Proxy how to vote his common shares by completing the blanks on the Instrument of Proxy.

All common shares represented at the meeting by properly executed proxies will be voted (including the voting on any ballot), and where a choice with respect to any matter to be acted upon has been specified in the instrument of proxy, the common shares represented by the proxy will be voted in accordance with such specification. IN THE ABSENCE OF ANY SUCH SPECIFICATION, THE MANAGEMENT DESIGNEES, IF NAMED AS PROXY, WILL VOTE IN FAVOUR OF THE MATTERS SET OUT THEREIN.

The enclosed instrument of proxy confers discretionary authority upon the management designees, or other persons named as proxy, with respect to amendments to or variations of matters identified in the notice of meeting and any other matters which may properly come before the Meeting. As of the date hereof, the Corporation is not aware of any amendments to, variations of or other matters which may come before the Meeting. In the event that other matters come before the Meeting, then the management designees intend to vote in accordance with the judgment of the management of the Corporation.

VOTING SHARES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The authorized share capital of the Corporation consists of an unlimited number of common shares and an unlimited number of preferred shares (non-voting). As of the effective date of this Management Information Circular, being July 15, 2003 unless otherwise indicated (the “Effective Date”), the issued and outstanding share capital of the Corporation consists of 37,450,864 common shares. To date, no preferred shares have been issued.

The Corporation will prepare a list of shareholders of record at the close of business on August 4, 2003 (the “Record Date”). A holder of common shares named on that list will be entitled to vote such common shares at the Meeting on the basis of one vote for each common share held except to the extent that, (i) the holder transfers his or her common shares after the close of business on the Record Date, and (ii) such transferee produces properly endorsed common share certificates to the Secretary or Transfer Agent of the Corporation or otherwise establishes his or her ownership of the common shares, at least ten (10) days prior to the Meeting, in which case the transferee may vote those common shares at the Meeting.

The By-laws of the Corporation provide that holders present not being less than two (2) in number and holding or representing not less than ten (10%) percent of the issued common shares of the Corporation, shall constitute a quorum for the meeting in respect of holders of common shares.

The following table sets forth certain information regarding the beneficial ownership, as of July 15, 2003 of the common shares by (i) each person known by the Corporation to own beneficially more than 5% of the common shares, (ii) each director of the Corporation, (iii) each officer of the Corporation and (iv) all directors and executive officers as a group. Except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them.

	COMMON SHARES
	BENEFICIALLY	PERCENTAGE OF
NAME AND PLACE OF RESIDENCE	OWNED (1)	COMMON SHARES (1)

Officers & Directors

Allen V. Ambrose 3303 North Sullivan Road Spokane, Washington 99216	737,200(2)	1.94%

Gary A. Craig (8) 3303 North Sullivan Road Spokane, Washington 99216	100,000(3)	0.27%

John Johnson Crabb 4950 Gonzales Road Madeira Park, British Columbia V0H 2H0	290,000(4)	0.77%

Brian Gavin 3303 North Sullivan Road Spokane, Washington 99216	740,400(2)	1.94%

A.D. (Darryl) Drummond 20, 5760 Hampton Place Vancouver, British Columbia V6T 2G1	220,000(5)	0.58%

Bonnie L. Kuhn 1900, 350 — 7th Avenue S.W. Calgary, Alberta T2P 3N9	229,500(6)	0.61%

Allan J. Marter 7721-D.S. Curtice Way Littleton, Colorado 80120	260,000(4)	0.69%

	COMMON SHARES
	BENEFICIALLY	PERCENTAGE OF
NAME AND PLACE OF RESIDENCE	OWNED (1)	COMMON SHARES (1)

5% or Greater Shareholders

Neal A. and Joan L. Degerstrom 3303 North Sullivan Road Spokane, Washington 99216	6,275,000(7)(8)	16.76%

All directors and executive officers as a group (7 persons)	2,577,100(9)	6.48%

Notes:

(1)	Common shares which the person or group has the right to acquire within 60 days after July 15, 2003 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

(2)	Includes:

(a)	stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 100,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000;

(c)	stock options entitling the holder to acquire 160,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(d)	stock options entitling the holder to acquire 150,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(3)	Includes:

(a)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

b)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(4)	Includes:

(a)	stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000;

(c)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(d)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(5)	Includes:

(a)	stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(c)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(6)	Includes:

(a)	stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 8,500 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000;

(c)	stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(d)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(7)	The common shares are owned beneficially by Mr. and Mrs. Degerstrom by virtue of their combined majority control of the record owner, N.A. Degerstrom, Inc. (“Degerstrom”).

(8)	Does not include 1,213,409 common shares reserved for issuance to Degerstrom upon the satisfaction of certain performance criteria.

(9)	The directors and officers collectively hold options entitling the holders to acquire 860,000 common shares at an exercise price of Cdn$0.55, options entitling the holders to acquire 288,500 common shares at an exercise price of Cdn$0.16, options entitling the holders to acquire 640,000 common shares at an exercise price of Cdn$0.40 and options entitling the holders to acquire 520,000 common shares at an exercise price of Cdn$0.31.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

A.	Compensation of Directors

The Corporation has six directors. During the fiscal period ended December 31, 2002, the Corporation paid no cash compensation (including salaries, director’s fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned by the directors for services rendered) to the directors for services rendered as such. The directors are reimbursed for expenses incurred in attending any directors meetings.

Three (3) of the directors were, at December 31, 2002, executive officers of the Corporation. Executive officers of the Corporation who also act as directors do not receive any additional compensation for services rendered in their capacity as directors other than as paid by the Corporation to such executive officers in their capacity as executive officers. See “Compensation of Officers”. The Corporation does carry liability insurance for its directors.

During the fiscal year ended December 31, 2002, 640,000 stock options were granted to directors of the Corporation.

B.	Compensation of Officers

1.	Cash

During the fiscal period ended December 31, 2002, the Corporation employed two (2) executive officers, Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration, both of whom continue to be employed. The aggregate cash compensation (including salaries, directors’ fees, commissions, bonuses paid for services rendered, bonuses paid for services rendered in a previous year, and any compensation other than bonuses earned) paid to such executive officers and corporations controlled by them, by the Corporation and its subsidiaries for services rendered during the fiscal period ended December 31, 2002, was $194,694. Other than as herein set forth, the Corporation did not pay any additional compensation to its executive officers (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full-time employees).

The following table sets forth total compensation paid by the Corporation and its subsidiaries, as the case may be, for that portion of the last three fiscal years in which the above were in existence in respect of the President and those officers whose compensation in the last fiscal year was Cdn$100,000 or more (the “Named Executive Officers”); in this case Allen V. Ambrose, President and Brian Gavin, Vice President, Exploration.

STATEMENT OF EXECUTIVE COMPENSATION

		ANNUAL COMPENSATION			LONG-TERM COMPENSATION

					AWARDS PAYOUTS

			PERFORMANCE RIGHT	OTHER ANNUAL	SECURITIES GRANTED	RESTRICTED SHARES		ALL OTHER
NAME AND PRINCIPAL			($)	COMPENSATION	UNDER OPTION	OR RESTRICTED	LTIP(2)	COMPENSATION
POSITION	YEAR	SALARY ($)	(BONUS)	($)	/SARS(1) GRANTED #	SHARE-UNITS	PAYOUTS ($)	($)

Allen V. Ambrose President and Director	January 1, 2000 - December 31, 2000	87,404	Nil	9,164(3)(4)	100,000(6)	Nil	Nil	Nil

	January 1, 2001 -December 31, 2001	87,444	Nil	9,767(3)(7)	Nil	Nil	Nil	Nil

	January 1, 2002 - December 31, 2002	87,444	Nil	9,903(3)(9)	160,000(11)	Nil	Nil	Nil

Brian Gavin Vice President, Exploration	January 1, 2000 - December 31, 2000	87,404	Nil	9,164(3)(5)	100,000(6)	Nil	Nil	Nil

	January 1, 2001 - December 31, 2001	87,444	Nil	9,767(3)(8)	Nil	Nil	Nil	Nil

	January 1, 2002 - December 31, 2002	87,444	Nil	9,903(3)(10)	160,000(11)	Nil	Nil	Nil

Notes:

(1)	“SARS” or “stock appreciation right” means a right granted by the Corporation, as compensation for services rendered, to receive a payment of cash or an issue or transfer of securities based wholly or in part on changes in the trading price of publicly traded securities of the Corporation.

(2)	LTIP “ or “long term incentive plan” means any plan which provides compensation intended to serve as incentive for performance to occur over a period longer than one financial year, but does not include option or stock appreciation right plans or plans for compensation through restricted shares or restricted share units.

(3)	Allen V. Ambrose and Brian Gavin, as employees of Degerstrom provided services under the Operating Agreement, which services were invoiced to the Corporation under the said agreement. The compensation Degerstrom paid to Mr. Ambrose was invoiced 100% to the Corporation and Mr. Gavin’s compensation was invoiced 100% to the Corporation, including the employer portion of FICA Social Security, Washington Unemployment Insurance, Washington Workers Compensation, FICA Medicare and FUTA.

(4)	From January 2000 to December 2000 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$4,804

(5)	From January 2000 to December 2000 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$4,804

(6)	Includes stock options granted on September 5, 2000 entitling the holder to acquire 100,000 common shares at an exercise price of Cdn$0.16.

(7)	From January 2001 to December 2001 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,407

(8)	From January 2001 to December 2001 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,407

(9)	From January 2002 to December 2002 the following benefits were provided to Allen V. Ambrose and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,543

(10)	From January 2002 to December 2002 the following benefits were provided to Brian Gavin and billed by Degerstrom to the Corporation:

401 K Base	$2,616
401 K Match	$1,744
Medical Insurance	$5,543

(11)	Includes stock options granted on August 22, 2002 entitling the holder to acquire 160,000 common shares at an exercise price of Cdn$0.40.

2.	Stock Options

The Named Executive Officers of the Corporation were granted the following stock options during the fiscal period ended December 31, 2002.

OPTION GRANTS IN LAST FISCAL YEAR

POTENTIAL REALIZABLE
VALUE AT ASSUMED ANNUAL
RATES OF STOCK PRICE
APPRECIATION FOR OPTION
INDIVIDUAL GRANTS						TERM(2)

	Number of	% of Total Options
	Securities	Granted to	Market Price at	Exercise or Base
	Underlying Options	Employees in Fiscal	Date of Grant	Price
Name	Granted (#)	Year	(Cdn$)	(Cdn$/Sh)	Expiration Date	5% (Cdn$)	10% (Cdn$)

Allen Ambrose President	160,000	17.2%	$0.32	$0.40	June 27, 2007	1,344	18,464

Brian Gavin Vice President, Exploration	160,000	17.2%	$0.32	$0.40	June 27, 2007	1,344	18,464

Notes:

(1)	All options are granted with an exercise price equal to the market price of the common shares on the date of the grant. All options vest immediately.

(2)	In accordance with the rules of the Securities and Exchange Commission, these amounts are the hypothetical gains or “option spreads” that would exist for the respective options based on assumed rates of annual compound stock price appreciation of 5% and 10% from the date the options were granted over the full option term.

The following table sets forth details of the fiscal year-end value of unexercised options on an aggregated basis held by the Named Executive Officers for the fiscal year ended December 31, 2002:

AGGREGATED OPTION VALUES FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002

VALUE OF
UNEXERCISED
IN-THE-MONEY
			UNEXERCISED OPTIONS	OPTIONS AT MOST
			AT MOST RECENT YEAR	RECENT YEAR
	SECURITIES	AGGREGATE VALUE	END (#)	END(1)(2)
	ACQUIRED ON EXERCISE	REALIZED	EXERCISABLE	EXERCISABLE
NAME	(#)	($)	/UNEXERCISABLE	/UNEXERCISABLE

Allen V. Ambrose, President	0	0	500,000/Nil	18,572/0

Brian Gavin, Vice President, Exploration	0	0	500,000/Nil	18,572/0

Notes:

(1)	Value of unexercised in-the-money options calculated using the closing price of common shares on the TSX Venture Exchange (“TSXV”) on December 31, 2002, less the exercise price of in-the-money stock options.

(2)	The last day the common shares traded in 2002, the closing price of the common shares on the TSXV was Cdn $0.42. There were 260,000 stock options for each Named Executive Officer that were in the money as of December 31, 2002. The exercise price of these options was greater than the closing price on December 31, 2002.

(3)	The currency exchange rate applied in calculating the value of unexercised in-the-money options was the late New York trading rate of exchange for December 31, 2002 as reported by the Wall Street Journal for conversion of United States dollars into Canadian dollars was U.S.$1.00 = Cdn$1.5723 or Cdn$1.00 = U.S.$0.6360.

3.	Long-term Incentive Plans

The Corporation has not had and does not currently have any long term incentive plans, other than stock options to be granted from time to time by the Board of Directors under the provisions of the Corporation’s stock option plan. See “Stock Option Plan”.

4.	Stock Appreciation Rights and Restricted Shares

No stock appreciation rights or restricted shares were granted by the Corporation to the Named Executive Officers of the Corporation during the fiscal periods ended December 31, 2000, December 31, 2001 or December 31, 2002. Furthermore, no stock appreciation rights were exercised.

5.	Stock Option and SAR Repricing

During the fiscal year ended December 31, 1998 the Corporation repriced options to acquire 190,000 common shares of the Corporation held by each of the Named Executive Officers. During the fiscal year ended December 31, 1999 the Corporation repriced options to acquire 80,000 common shares of the Corporation held by each of the Named Executive Officers effective March 8, 1999. The 80,000 options held by each of the Named Executive Officers were repriced to $0.68, from $1.44 as to 50,000 options, and from $1.10 as to 30,000 options. The Corporation did not make any downward repricing of stock options or stock appreciation rights during the fiscal period ended December 31, 2002. See “Stock Options”.

6.	Pension and Retirement Plans and Payments made upon Termination of Employment

The Corporation does not have in place any pension or retirement plan. The Corporation has not provided compensation, monetary or otherwise, during the preceding fiscal year, to any person who now acts or has previously acted as a Named Executive Officer of the Corporation, in connection with or related to the retirement, termination or resignation of such person and the Corporation has provided no compensation to such persons as a result of a change of control of the Corporation, its subsidiaries or affiliates. The

Corporation is not party to any compensation plan or arrangement with a Named Executive Officer resulting from the resignation, retirement or the termination of employment of such person.

7.	Employment and Management Contracts

(a)	N.A.Degerstrom, Inc. (“Degerstrom”) provides management services to the Corporation and acts as operator of the Corporation’s properties and projects pursuant to an operating agreement entered into on March 15, 1995 (“Operating Agreement”). Under the Operating Agreement, Degerstrom operates and manages the exploration program on all properties and provides related offsite administrative assistance as required. This agreement allows the Corporation to minimize its overhead by providing for reimbursement to Degerstrom of direct out of pocket and certain allocated indirect costs and expenses and the payment of a management fee of 15%. During the year ended December 31, 2002 administrative fees were paid to Degerstrom of $41,144 on total costs incurred by the Corporation of $315,434.

(b)	The Corporation had entered into an agreement dated April 30, 1996, as amended on October 31, 1997 with Waiata Resources located in Littleton, Colorado. The agreement provided that Allan J. Marter, who is the principal of Waiata Resources (“Waiata”) and a director and officer of the Corporation, would provide financial advisory services to the Corporation including the oversight of the accounting function and reporting, joint venture negotiations and documentation, business and financial planning and the review and evaluation of investment opportunities. Waiata received a retainer of $2,800 per month which entitled the Corporation of up to five days of advisory services from Allan J. Marter per month. Additional advisory services were paid at the pro rata rate based on $560 per day. The agreement provided for termination by the Corporation upon thirty days written notice. This agreement has since been terminated upon the resignation of Allan J. Marter as Chief Financial Officer, effective March 29, 2000. Mr. Marter has continued to provide corporate finance services on an as needed basis, without a contract from March 29, 2000; he was paid $1,680 from January to December 2002.

(c)	On March 10, 2003, the Corporation entered into an executive employment contract, effective January 1, 2003 as amended with Allen Ambrose for the provision of consulting services, mineral exploration company management and to serve as President and director of the Corporation. The contract provides that Mr. Ambrose will receive annual compensation of $109,000 per year plus associated benefits. The compensation shall be payable in equal installments. The agreement will continue in effect until December 31, 2003 and shall be automatically renewed annually unless terminated. In the event of termination without cause which includes on a change of control, or upon the resignation by Mr. Ambrose upon a change of control, Mr. Ambrose will be paid an amount equal to the total compensation received by Mr. Ambrose from the Corporation in the six calendar months immediately prior to the date of termination and an additional one-sixth of this amount for every year including partial years that the executive served with the Corporation. In addition, the Corporation, within 90 days of the date of termination, will be entitled to cancel any options held by Mr. Ambrose which remain unexercised on the date of expiration of the options by paying to Mr. Ambrose an amount equal to the difference between the exercise price of the options and the average closing price of the common shares on the relevant stock exchange or trading platform during the previous 30 days. Alternatively, the term of the options may be extended under mutually acceptable terms and conditions.

(d)	On March 10, 2003, the Corporation entered into an executive employment contract, effective January 1, 2003 as amended with Brian Gavin for the provision of executive services in geology, mineral exploration and to serve as Vice President Exploration of the Corporation. The contract provides that Mr. Gavin will receive annual compensation of $109,000 per year plus associated benefits. The compensation shall be payable in equal installments. The agreement will continue in effect until December 31, 2003 and shall be automatically renewed annually unless terminated. In the event of termination without cause which includes on a change of control, or upon the resignation by Mr. Gavin upon a change of control, Mr. Gavin will be paid an amount equal to the total compensation received by Mr. Gavin from the Corporation in the six calendar months immediately prior to the date of termination and an additional one-sixth of this amount for every year including partial years that the executive served with the Corporation. In addition, the Corporation, within 90 days of the date of termination, will be entitled to cancel any options held by Mr. Gavin which remain unexercised on the date of expiration of the options by paying to Mr. Gavin of an amount equal to the difference between the exercise price of the options and the average closing price of the common shares on the relevant stock exchange or trading platform during the previous 30 days. Alternatively, the term of the options may be extended under mutually acceptable terms and conditions.

C.	Stock Option Plan

The Board of Directors of the Corporation has adopted a stock option plan (the “Plan”) which was approved with amendments by the shareholders of the Corporation at the Annual and Special Meeting of Shareholders held on June 26, 1996. Subsequently at the Corporation’s Annual and Special Meeting of Shareholders held on June 26, 1998, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 2,000,000 to 3,000,000 common shares. Further at the Corporation’s Annual General and Special Meeting of Shareholders held on June 23, 2000, the shareholders of the Corporation approved a further amendment increasing the total number of common shares reserved for issuance under the Plan from 3,000,000 to 6,000,000 common shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 10% of the Corporation’s issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The Corporation maintains the Plan for the benefit of its employees and others who provide services to the Corporation. The Board of Directors believes the availability of stock incentives is an important factor in the Corporation’s ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Corporation. Certain provisions of the Plan are described below.

As of July 15, 2003 out of the total 6,000,000 shares provided for issuance under the Plan 2,334,000 shares remain available for grant but 3,293,500 options are currently outstanding leaving only 451,586 common shares currently available for grant because of the 10% rule. However, because the Plan limits the number of common shares reserved under options granted under the Plan to no more than to 10% of the Corporation’s issued and outstanding common shares, the Corporation feels that there are not always sufficient options available for grant. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly on July 15, 2003 the Board of Directors approved amendment to the Plan, subject to regulatory and shareholder approval, to allow that the aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan to not exceed 20% of the Corporation’s issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The Corporation received conditional approval from the TSXV for the amendment to the Plan on July 23, 2003. Certain provisions of the Plan are described below.

(a)	Description of the Plan

(i)	General

The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974 (“ERISA”) or to the qualification requirements of Section 401(a) of the Internal Revenue Code of 1986, as amended, (the “Code”). Certain stock options granted under the Plan may be treated as incentive stock options as defined in Section 422 of the Code (“Incentive Stock Options”). Other stock options, including all options granted under the Plan to individuals who are not employees of the Corporation or any of its subsidiaries are not Incentive Stock Options and are referred to in this Management Information Circular as “Non-statutory Stock Options”.

The purpose of the Plan is to advance the interests of the Corporation and its subsidiaries and affiliates by encouraging the directors, officers, employees and consultants of the Corporation and its subsidiaries to acquire common shares in the Corporation, thereby increasing their proprietary interest in the Corporation, encouraging them to remain associated with the Corporation and its subsidiaries and furnishing them with additional incentive in their efforts on behalf of the Corporation and its subsidiaries in the conduct of their affairs.

(ii)	Common Shares Reserved for Issuance Under the Plan

The common shares to be offered under the Plan consist of common shares of the Corporation’s authorized but unissued common shares. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 20%, subject to shareholder approval, of the Corporation’s issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The number and kind of common shares available for grants under the Plan is subject to adjustment by the Board of Directors if the outstanding common shares of the Corporation are increased, decreased, changed into or exchanged for a different number or kind of securities of the Corporation through re-organization, merger, re-capitalization, re-classification, stock dividend, subdivision or consolidation.

If any option granted under the Plan expires or terminates for any reason without having been exercised in full, the unpurchased common shares subject thereto will again become available for the purpose of the Plan. No fractional common shares are issued under the Plan on any such adjustment.

To the Effective Date an aggregate of 5,786,000 stock options have been granted to the directors, officers, employees and consultants of the Corporation or its subsidiaries pursuant to the Corporation’s Plan of which 372,500 stock options have been exercised and 2,120,000 have been cancelled or expired. To the Effective Date, 2,334,000 stock options are available for grant under the Plan, however because of the 10% rule only 451,586 options can be granted at this time.

(iii)	Administration

The Plan is interpreted and administered by the Board of Directors. A majority of the Board of Directors constitutes a quorum, and the acts of a majority of the directors present at any meeting at which a quorum is present, or acts unanimously approved in writing, shall be the acts of the directors.

Subject to the provisions of the Plan, the Board of Directors has authority to construe and interpret the Plan and all option agreements entered into thereunder, to define the terms used in the Plan and in all option agreements entered into thereunder, to prescribe, amend and rescind rules and regulations relating to the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

All determinations and interpretations made by the Board of Directors are binding and conclusive on all participants in the Plan and on their legal personal representatives and beneficiaries.

Each option granted under the Plan is to be evidenced by an agreement, signed on behalf of the Corporation and by the optionee, in a form approved by the Board of Directors.

(iv)	Participation and Types of Grants

Directors, officers, management, consultants and employees of the Corporation are eligible for selection to participate in the Plan (such persons hereinafter collectively referred to as “Participants”). The Board of Directors determines to whom options shall be granted, the terms and provisions of the respective option agreements, the time or times at which such options shall be granted, and the number of common shares to be subject to each option. An individual who has been granted an option may, if the Participant is otherwise eligible, and if permitted under the policies of the stock exchange or stock exchanges on which the common shares of the Corporation are listed, be granted an additional option or options if the directors so determine. The rules of any stock exchange upon which the Corporation’s common shares are listed are applicable relative to options granted to Participants.

(v)	Exercise Price

The Board of Directors determines the exercise price of the common shares covered by each option granted under the Plan. The exercise price of options granted under the Plan may not be less than the closing price of the Corporation’s common shares on the stock exchange or stock exchanges on which the common shares of the Corporation are listed on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, less any discounts permitted by the policy or policies of such stock exchange or stock exchanges.

However, if an option is granted within six months of a public distribution of the Corporation’s common shares by way of prospectus, then the minimum exercise price of such option may, if the policy of such stock exchange or stock exchanges requires, be the greater of the closing price of the Corporation’s common shares on the last trading day immediately preceding the day on which the stock exchange is notified of the proposed issuance of the option, as provided above, and the price per common share paid by the investing public for common shares of the Corporation acquired by the public during such public distribution, determined in accordance with the policy or policies of such stock exchange or stock exchanges.

(vi)	Duration and Exercise of Options

The option period is a period of time fixed by the Board of Directors, not to exceed the maximum period permitted by any stock exchange on which the Corporation’s common shares are then listed or other regulatory body having jurisdiction, provided that the option period may be reduced with respect to any option as provided in “Termination of Employment or Service, Death and Assignment” below.

Except as set forth in “Termination of Employment or Service, Death and Assignment” below, no option may be exercised unless the Participant is at the time of such exercise a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates. Provided, however, that any other provision to the contrary, an option granted to a consultant in connection with specific services provided or to be provided by that consultant may be exercised only after the date of completion of such service and prior to 30 days following the date of completion of such service.

Options may be exercised in amounts and at times determined by the Board of Directors. The exercise of any option will be contingent upon receipt by the Corporation at its head office of a written notice of exercise, specifying the number of common shares with respect to which the option is being exercised, accompanied by cash payment, certified check or bank draft for the full purchase price of such common shares with respect to which the option is exercised. No Participant or his legal representatives, legatees or distributees will be, or will be deemed to be, a holder of any common shares subject to an option under this Plan, unless and until the certificates for such common shares are issued to such persons under the terms of the Plan.

No person entitled to exercise an option has any of the rights or privileges of a shareholder of the Corporation in respect of any common shares issuable upon exercise of such option until certificates representing such common shares are issued and delivered.

(vii)	Termination of Employment or Service, Death and Assignment

If a Participant ceases to be a director, officer, employee or consultant of the Corporation or any of its subsidiaries or affiliates for any reason (other than death), the Participant may exercise any option then held within 90 days following the Participant’s ceasing to be a director, officer, employee or consultant, but only if and to the extent that the Participant was entitled to exercise the option at the date of such cessation.

In the event of the death of a Participant, any option then held by the Participant will be exercisable within the twelve (12) months following the Participant’s death, but only: (a) by the person or persons to whom the Participant’s rights under the option pass by the Participant’s will or the laws of descent and distribution; and (b) if and to the extent that the Participant was entitled to exercise the option at the date of the Participant’s death.

(viii)	Amendment and Termination of the Plan

The Board of Directors may, at any time, suspend or terminate the Plan. The Board of Directors may also at any time amend or revise the terms of the Plan, provided that no such amendment or revision may alter the terms of any options theretofore granted under the Plan.

(b)	Summary of United States Federal Income Tax Consequences

(i)	Non-statutory Stock Options

A.   General.  Under United States federal income tax law now in effect, no income is realized by the grantee of a Non-statutory Stock Option until the option is exercised. When a Non-statutory Stock Option is exercised, the optionee realizes ordinary compensation income, and the Corporation generally becomes entitled to a deduction, in the amount by which the market value of the common shares subject to the Non-statutory Stock Option at the time of exercise exceeds the exercise price. With respect to options exercised by certain executive officers, the Corporation’s deduction can in certain circumstances be limited by the $1,000,000 cap on deductibility set forth in Section 162(m) of the Code. The Corporation is required to withhold on all amounts treated as ordinary income to optionees. Upon the sale of common shares acquired by exercise of a Non-statutory Stock Option, the amount by which the sale proceeds exceed the market value of the common shares on the date of exercise will constitute capital gain which will be taxable at varying rates depending on the holding period.

B.   Exercise by “Insiders”.  The tax consequences described above also apply to an optionee who is an “insider” for purposes of Section 16(b) of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) unless both (a) the grant of the option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the option within six months of the date of grant.

(ii)	Incentive Stock Options

A.   General.  Under federal income tax law now in effect, no income will be recognized by an optionee upon either grant or exercise of an Incentive Stock Option. The amount by which the market value of common shares issued upon exercise of an Incentive Stock Option exceeds the exercise price, however, is included in the optionee’s alternative minimum taxable income and may, under certain conditions, be taxed under the alternative minimum tax. If the optionee holds common shares acquired upon exercise of an Incentive Stock Option for two years after the date of grant and one year after the date of exercise (the “holding periods”), and if the optionee has been an employee of the Corporation (or of any parent or subsidiary of the Corporation) at all times from the date of grant to the date three months before exercise, then any gain realized by the optionee upon sale or exchange of the common shares will be treated as long-term capital gain and any loss will be long-term capital loss.

Generally, if an optionee disposes of common shares acquired upon exercise of an Incentive Stock Option within the holding periods and all requirements other than the holding period rules are met (an “early disposition”), the optionee will recognize ordinary compensation income for the year of disposition equal to the excess of the market value of the common shares on the date of exercise over the option’s exercise price. The remainder of the gain realized upon the early disposition, if any, will be capital gain and will be taxed at varying rates depending on the holding period. A special rule limits the amount of ordinary compensation income that must be recognized to the amount of gain realized by the optionee upon the early disposition. As a result, the optionee will not be required to recognize the entire spread between the exercise price and the market value on the date of exercise as ordinary compensation income if the early disposition results in either a loss or a gain smaller than the spread at exercise. If common shares acquired upon exercise of an Incentive Stock Option are disposed of in an early disposition, the Corporation ordinarily will be entitled to a deduction in the year of disposition equal to the amount of ordinary compensation income recognized by the optionee.

B.   Exercise by “Insiders”.  The tax consequences described above also apply to an optionee who is an “insider” for purposes of Section 16(b) of the Exchange Act, unless both (a) the grant of the Incentive Stock Option was not approved by either the Board of Directors or a committee composed solely of two or more non-employee directors and (b) the insider exercises the Incentive Stock Option within six months of the date of grant. Optionees who are insiders should consult their individual tax advisers before exercising an Incentive Stock Option in either of those cases.

THE FOREGOING SUMMARY IS NOT A COMPLETE DESCRIPTION OF THE FEDERAL INCOME TAX ASPECTS OF THE PLAN. MOREOVER, THE FOREGOING SUMMARY RELATES ONLY TO FEDERAL INCOME TAX; THERE MAY ALSO BE FEDERAL ESTATE AND GIFT TAX CONSEQUENCES ASSOCIATED WITH THE PLAN, AS WELL AS FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

The following stock options are outstanding to officers, directors, employees and consultants of the Corporation as of July 15, 2003:

GROUP
(NUMBER OF PERSONS	NUMBER OF COMMON			EXERCISE PRICE PER
IN GROUP)	SHARES UNDER OPTION	DATE OF GRANT	EXPIRY DATE	COMMON SHARE $CDN

2 Named Executive Officers	420,000 200,000 320,000 300,000	June 3, 1999 September 5, 2000 August 22, 2002 March 21, 2003	June 3, 2004 August 28, 2005 June 27, 2007 March 21, 2013	0.55 0.16 0.40 0.31

5 Directors(1)	560,000 88,500 320,000 220,000	June 3, 1999 September 5, 2000 August 22, 2002 March 21, 2003	June 3, 2004 August 28, 2005 June 27, 2007 March 21, 2013	0.55 0.16 0.40 0.31

14 Others(2)	166,000 29,000 185,000 290,000 195,000	June 3, 1999 June 3, 1999 September 5, 2000 August 22, 2002 March 21, 2003	June 3, 2004 June 3, 2004 August 28, 2005 June 27, 2007 March 21, 2013	0.55 0.59 0.16 0.40 0.31

Total	3,293,500

Notes:

(1)	Directors who are not Named Executive Officers.

(2)	Includes employees, consultants of the Corporation and its subsidiaries as well as directors and officers of subsidiaries whose holdings are not previously disclosed.

D.	Other Compensation

During the Corporation’s fiscal period ended December 31, 2002 the Corporation accrued and/or paid fees to Field LLP for the provision of ongoing legal services to the Corporation amounting to approximately $43,719. Bonnie L. Kuhn, the Secretary, Chief Financial Officer and Director of the Corporation, is an associate of such firm. During the Corporation’s fiscal period ended December 31, 2002, the Corporation accrued and/or paid fees for financial consulting to Allan Marter in the amount of $1,680.

Other than as set forth herein, the Corporation did not pay any additional compensation to the executive officers or directors (including personal benefits and securities or properties paid or distributed which compensation was not offered on the same terms to all full time employees) during the last completed fiscal year.

E.	Corporate Governance

The Corporation’s Board of Directors considers good corporate governance to be central to the effective and efficient operation of the Corporation. As a TSXV Tier 1 issuer, the Corporation is now required to disclose its corporate governance practices on an annual basis. In preparing this disclosure the Corporation has consulted as a general reference the Toronto Stock Exchange (“TSX”) corporate governance disclosure guidelines. In addition, the Corporation has also been reviewing its governance practices in response to the extensive regulatory changes in progress arising from the US Sarbanes-Oxley Act of 2002. As part of this process the Board of Directors asked Mr. Marter and Ms. Kuhn to provide a corporate governance proposal. The Board of Directors intends to continue to assess its corporate governance methods as part of the Board’s ongoing commitment to ensure effective corporate governance.

The Board is comprised of six directors. This appears to be an efficient size for the business and permits an appropriate mix of skills and experience. The TSXV requires that at least two directors be independent.1 (Please note this standard is different than the TSX corporate governance guidelines which requires a majority of the directors to be unrelated.) The Board has considered the relationship to the Corporation of each of the current directors and has determined that three are independent. Mr. Ambrose (President) and Ms. Kuhn (Chief Financial Officer and Secretary) as the Corporation’s management are not independent. Mr. Craig is Vice President Operations for Degerstrom, which owns 17% of the Corporation’s shares. He represents Degerstrom and while entirely independent of the Corporation’s management would not be considered independent under the TSXV Policy. Finally, Messrs. Marter, Crabb and Drummond are independent of management.

The Board of Directors is responsible for the stewardship of the Corporation. It has the responsibility to oversee the conduct of the business, supervise management and endeavour to ensure that all major issues affecting the business and affairs of the Corporation are given proper and due consideration. The President, along with his management team, is responsible for formulating the mission, strategies and policies of the Corporation and presenting them to the Board for approval. The Board considers the information provided by the President and management and if appropriate, approves the strategies of the Corporation and the policies in which it is managed. Once implemented, the Board monitors and evaluates management’s performance on an ongoing basis and provides support and guidance to the President in achieving the Corporation’s business objectives.

The strategies and policies presented by management and approved by the Board establish the corporate objectives that the President is responsible for meeting and define the limits of management’s responsibilities. Matters that may result in a variance to the approved strategies and policies require Board approval. In addition, it is the practice of the Board to approve any major capital expenditures, acquisitions, divestitures or other material transactions, whether or not specifically set out in the annual business plan.

The Committee has reviewed the composition and operation of the Corporation’s Board of Directors in light of the TSXV Policies and the TSX’s corporate governance guidelines (the “Guidelines”). In the opinion of the Committee, circumstances where the Guidelines have not been adhered to are largely due to the fact that the Corporation is a junior mineral exploration company and has not yet fully developed the controls and procedures found in more established companies. The Corporation is committed to the objectives of the Guidelines established by the TSX and TSXV and will continue to work toward complying with the objectives set forth therein.

The Board has not felt it necessary to establish a nominating committee nor has the Board implemented a formal process for assessing the effectiveness of the Board as a whole, the committees of the Board and the contributions of individual directors. Rather, an informal consultative process is used with respect to both the appointment and assessment of directors. These informal mechanisms have been regarded as sufficiently effective.

The Board has not established a formal orientation and education program for new members of the Board. The current independent directors are experienced in boardroom procedure and corporate governance and generally have a good understanding of the business. As necessary, new members of the Board are provided with information about the Corporation and its industry. In addition, the Board participates from time to time in informal education, sometimes initiated by management, to ensure that its members hear about developments of interest affecting the Corporation and its operations.

[1] The TSXV requires an Issuer to have at least two directors who are neither employees, senior officers, control persons or management consultants of the Issuer, its associates or affiliates or Sponsoring Member.

The Board regularly reviews the adequacy and form of the compensation of the directors to ensure the compensation realistically reflects the responsibilities and risks involved in being an effective director and that the compensation allows the Corporation to attract qualified candidates as directors. This involves the review of publicly available data as well as independent surveys of director compensation of other companies every two years and the maintenance of directors’ and officers’ insurance coverage.

The Corporation’s directors can consult with the Corporation’s outside counsel as they may consider appropriate. In addition, an individual director can engage an outside advisor at the Corporation’s expense in appropriate circumstances with the approval of the Board of Directors.

The Audit Committee of the Board is composed of non-management directors; Messrs. Marter, Crabb and Craig.

The principal responsibilities of the Audit Committee are to ensure that the Corporation has internal control systems in place to identify and manage principal business risks, assess compliance with legal and regulatory requirements, assess the adequacy of insurance coverage, review the integrity and effectiveness of the internal control and management information systems, review financial information including annual and quarterly reports and other documents prepared by senior management for public distribution and to evaluate the effectiveness of the external audit function. The chairman of the Audit Committee has the right at all times to communicate directly with the external auditors.

The Board does not have a chairman independent of management. Mr. Ambrose, the President of the Corporation, acts a chairman of meetings of the Board. The Corporation believes that this structure best reflects the entrepreneurial leadership of the Corporation. The Board is satisfied that autonomy of the Board and its ability to function independently of management are protected by means such as the composition of the audit committee by independent majority of directors and through Board setting and monitoring the President’s corporate objectives.

Although the Board has not developed formal position descriptions for its members and for the President, the Board members and the President have a good understanding of their respective roles. In addition, the Board sets quarterly and annual corporate objectives for the President and the attainment of these goals is carefully monitored at each Board meeting.

Shareholder Communications

The Corporation believes it is important to maintain good shareholder relations. The President and Vice President are responsible for shareholder communication and investor relations. The Corporation maintains a website to facilitate shareholder communications.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

No director, executive officer, senior officer or any of their respective associates or affiliates or any proposed nominee director is or has been at any time since the beginning of the last completed fiscal year, indebted to the Corporation or any of its subsidiaries nor has any such person been indebted to any other entity where such indebtedness is the subject of a guarantee, support agreement, letter of credit or similar arrangement or understanding, provided by the Corporation or any of its subsidiaries.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Related Transactions

There are no material interests, direct or indirect, of the current directors, senior officers, and shareholders who beneficially own, directly or indirectly, more than ten (10%) percent of the outstanding common shares or any known associate or affiliates of such persons, in any matter to be acted upon nor in any transaction which has materially affected the Corporation since the commencement of the Corporation’s last financial year, other than as set forth herein or as previously disclosed, other than:

a.	Degerstrom is a significant shareholder of the Corporation. Under the terms of an operating agreement between the Corporation and Degerstrom, Degerstrom will operate and manage the exploration program on all properties and provide related off-site administrative assistance, as required. Consideration will be 15% of the costs incurred by Degerstrom on behalf of the Corporation. Costs paid directly by the Corporation are not subject to the fee.

During the years ended December 31, 2002 and 2001, administrative fees were paid to Degerstrom of $41,144 and $40,918 on total costs incurred by the Corporation of $315,434 and $305,298 respectively.

b.	On November 30, 2000, Degerstrom acquired 1,175,000 Special Warrants of the Corporation at a price of Cdn$0.20 per special warrant for gross proceeds of Cdn$235,000 (US$162,242). Each special warrant entitled the holder to acquire one unit comprised of one common share of the Corporation and one non-transferable common share purchase warrant at no additional cost during the period commencing on the closing date, and ending at 4:30 p.m. (Calgary time) on the earlier of: (i) five (5) business days after the day upon receipt of a notice from the Corporation requesting the exercise of the special warrants; and (ii) November 30, 2002. Each warrant was exercisable into one common share at the price of Cdn$0.20 if exercised on or before 4:30 p.m. (Calgary time) on the first year anniversary of the issuance date or at a price of Cdn$0.25 if exercised on or before 4:30 (Calgary time) on the second year anniversary of the issuance date.

On August 22, 2002, Degerstrom exercised its 1,175,000 Special Warrants of the Corporation to acquire 1,175,000 units comprised of one common share of the Corporation and one non-transferable common share purchase warrant. On November 12, 2002 Degerstrom exercised its 1,175,000 purchase warrants at Cdn$0.25 for gross proceeds to the Corporation of Cdn$293,750 (US$186,923).

Relationships

Certain directors and officers of the Corporation are and may continue to be involved in the mining and mineral exploration industry through their direct and indirect participation as director or otherwise in corporations, partnerships or joint ventures, which are potential competitors. Situations may arise in connection with potential acquisitions and investments where the other interests of these directors and officers may conflict with the interests of the Corporation. As required by law, each of the directors of the Corporation is required to disclose any potential conflict of interest and to act honestly, in good faith and in the best interests of the Corporation.

Mr. Craig is a director of the Corporation and is also Vice President Operations of Degerstrom, a significant shareholder of the Corporation.

Ms. Kuhn is counsel at Field LLP, a law firm based in Calgary, Canada which has provided legal services to the Corporation during 2002 and serves as a director and officer of the Corporation. See “Compensation of Executive Officers and Directors — Other Compensation” for further details

PRINCIPAL ACCOUNTING FIRM FEES

The Company incurred the following fees for services performed by its principal accounting firm, BDO Dunwoody LLP, during fiscal 2002:

Audit Fees

Fees for the fiscal year 2002 audit and reviews of quarterly financial statements: US$17,910.

All Other Fees

Aggregate fees billed for all other services rendered by BDO Dunwoody LLP for fiscal year 2002 are US$2,023 (includes fees for tax consulting and compliance).

The audit committee of the board of directors has considered the level of non-audit services provided by the auditors in its determination of auditor independence.

PARTICULARS OF MATTERS TO BE ACTED UPON

To the knowledge of the Board of Directors of the Corporation, the only matters to be brought before the Meeting are those matters set forth in the accompanying Notice of Meeting relating to the receipt of financial statements and the Auditors’ Report thereon, the election of directors, approval of the amendment to the stock option plan, approval of the continuance of the Corporation and the appointment of auditors.

(a)	Report to Shareholders

The Board of Directors of the Corporation have approved all of the information in the Report to Shareholders that accompanies this present Management Information Circular, including the audited consolidated financial statements delivered therewith for the fiscal year ended December 31, 2002.

(b)	Number of Directors

For this forthcoming year, it is proposed that the Board of Directors shall consist of six (6) members. At the Meeting, shareholders will be asked to consider and, if thought fit, approve an ordinary resolution fixing the number of directors to six (6).

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the resolution fixing the number of directors to six (6).

(c)	Election of Directors

At the Meeting, it will be proposed that six (6) directors be elected to hold office until the next Annual General Meeting of Shareholders or until their successors are elected or appointed. There are presently six (6) directors of the Corporation, each of whose terms of office will expire at the Meeting. It is the intention of the management designees, if named as proxy, to vote for the election of the following persons to the Board of Directors. Management does not contemplate that any of such nominees will be unable to serve as directors; however, if for any reason any of the proposed nominees do not stand for election or are unable to serve as such, proxies in favour of management designees will be voted for another nominee in their discretion unless the shareholder has specified in his proxy that his common shares are to be withheld from voting in the election of directors. Each director elected will hold office until the next Annual General Meeting of Shareholders or until his successor is duly elected, unless his office is earlier vacated in accordance with the Bylaws of the Corporation.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

The following sets forth the name of each of the persons proposed to be nominated for election as a director, all positions and offices in the Corporation, presently held by him or her, his or her municipality of residence, his or her principal occupation at the present and during the preceding five years, the period during which he or she has served as a director, and the number of voting common shares of the Corporation that he or she has advised are beneficially owned by him or her, directly or indirectly, or over which control or direction is exercised, as of July 15, 2003 hereof (except as otherwise noted, the Corporation believes the persons listed below have sole investment and voting power with respect to the common shares owned by them).

			COMMON SHARES
NAME, AGE AND MUNICIPALITY			BENEFICIALLY	PERCENTAGE OF
OF RESIDENCE	POSITION HELD	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	OWNED(7)	COMMON SHARES(7)

Allen V. Ambrose, 46 Spokane, Washington	President and Director	Director and President of the Corporation since November 6, 1995. Director of Cadre Resources Ltd. from April 1994 to March 2001. Director of Saxony Explorations Ltd. and Kaieteur Resource Corporation since July 2002.	737,200(2)	1.94%

John Johnson Crabb, 77(1) Madeira Park, B.C	Director	A director of the Corporation since November 6, 1995. Mr. Crabb was a Mining Executive/ Geologist and Director with Inland Resources, Inc., a mining company from 1985 to November 1995; Director of Cadre Resources Ltd. from April 1995 to March 1996.	290,000(3)	0.77%

A.D. (Darryl) Drummond, 67 Ph.D., P. Eng. Vancouver, British Columbia	Director	A director of the Corporation since June 26, 1996. Mr. Drummond is a Professional Engineer; President of D.D.H. Geomanagement from 1981 to present; Director of International All-North Resources Ltd. from July 1996 to December 1998; Director of Riverdance Res. Corp. from January, 1998 to December 1998; Director of The Quinto Mining Corporation from September 1996 to August 1997; Director of Kaieteur Res. Corp. from December 1998 to present; Director of Saxony Explorations Ltd. from February 2000 to present; Director of Valerie Gold Resources Ltd. from November 6, 1998 to March 27, 2003. Director of Valgold Resources Ltd. from March 27, 2003 to present.	220,000(4)	0.58%

Allan J. Marter, 55(1) Littleton, Colorado	Director	A director and officer of the Corporation since June 19, 1997. On March 29, 2000, Mr. Marter resigned as Chief Financial Officer. Mr. Marter was a financial advisor in the mining industry and principal of Waiata Resources from April, 1996 to present. Director of Addwest Minerals International, Ltd. formerly Alina International Industries Ltd. from February 28, 1997 to present. Director of Latitude Minerals Corp. from September 1999 to present. Director of Golden Phoenix Minerals Inc. from October 1999 to present. Vice President and Chief Financial Officer of Golden Star Resources Ltd. from November 9, 1999 to present. Has provided financial advisory services to the Corporation through Waiata Resources since April 30, 1996.	260,000(3)	0.69%

			COMMON SHARES
NAME, AGE AND MUNICIPALITY			BENEFICIALLY	PERCENTAGE OF
OF RESIDENCE	POSITION HELD	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS	OWNED(7)	COMMON SHARES(7)

Bonnie L. Kuhn, 37 Calgary, Alberta	Chief Financial Officer, Secretary and Director	A director and officer of the Corporation since June 19, 1997 and Chief Financial Officer since May 15, 2000. Associate with Ogilvie and Company, Barristers and Solicitors, from 1994 to December 31, 1998. From January 1, 1999 to June 1, 2001, a partner with Armstrong Perkins Hudson LLP, Barristers & Solicitors. From June 2001 to the present, a senior associate with Field LLP. Director of Talon Petroleums Ltd., an oil and gas exploration company, from September 1997 to September 1999. Director of Tajzha Ventures Ltd. an oil and gas exploration company from October 25, 2000 to present. Director and officer of Franconia Minerals Corporation since August 1998. Director of Aludra Inc. since April 2002.	229,500(5)	0.61%

Gary A. Craig, (1) Spokane, Washington	Director	A director of the Corporation since April 12, 2002. Mr. Craig is Vice President of Operations for N.A. Degerstrom, Inc., a position he held since August 2000. Previously Gary Craig was Project Manager for Dravo Corporation, a mining company	100,000(6)	0.27%

Notes:

(1)	Member of Audit Committee.

(2)	Includes:

(a)	stock options entitling the holder to acquire 210,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 190,000 common shares of which options to acquire 110,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and options to acquire 80,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 100,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000;

(c)	stock options entitling the holder to acquire 160,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(d)	stock options entitling the holder to acquire 150,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(3)	Includes:

(a)	stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000;

(c)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(d)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(4)	Includes:

(a)	stock options entitling the holder to acquire 120,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 100,000 common shares of which options to acquire 60,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.18 but were repriced on February 20, 1998), and option to acquire 40,000 common shares were exercisable upon payment of Cdn $1.15 per common share (these options originally had an exercise price of Cdn $2.00 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(c)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(5)	Includes:

(a)	stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.55 per common share granted effective June 3, 1999. Effective April 7, 1999, the Corporation canceled options to acquire 60,000 common shares which were exercisable upon payment of Cdn $1.27 per common share (these options originally had an exercise price of Cdn $1.73 but were repriced on February 20, 1998);

(b)	stock options entitling the holder to acquire 8,500 common shares upon payment of Cdn $0.16 per common share granted effective September 5, 2000;

(c)	stock options entitling the holder to acquire 80,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(d)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(6)	Includes:

(a)	stock options entitling the holder to acquire 60,000 common shares upon payment of Cdn $0.40 per common share granted effective August 22, 2002; and

(b)	stock options entitling the holder to acquire 40,000 common shares upon payment of Cdn $0.31 per common share granted effective March 21, 2003.

(7)	Common shares which the person or group has the right to acquire within 60 days after July 15, 2003 are deemed to be outstanding in determining the beneficial ownership of the person or group and in calculating percentage ownership of the person or group, but are not deemed to be outstanding as to any other person or group.

The audit committee of the Corporation currently consists of Gary A. Craig, Allan J. Marter and John Johnson Crabb. The general function of the audit committee is to review the overall audit plan and the Corporation’s system of internal controls, to review the results of the external audit, and to resolve any potential dispute with the Corporation’s auditors. The Board of Directors of the Corporation met two times during 2002. The audit committee met one time during 2002. (No director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and the audit committee of which the director was a member during 2002.) The Corporation does not have an executive committee or a compensation committee at this time.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the election of the above directors.

(d)	Amendment to Stock Option Plan

As stated above in “Compensation of Executive Officers and Directors — Stock Option Plan” the Directors of the Corporation have adopted a stock option plan (the “Plan”) the purpose of which is to afford the persons who provide services to the Corporation, whether directors, officers, employees or consultants of the Corporation or it’s subsidiaries, an opportunity to obtain a proprietary interest in the Corporation by permitting them to purchase common shares of the Corporation and to aid in attracting, as well as retaining and encouraging the continued involvement of such persons with the Corporation. The aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan shall not exceed 10% of the Corporation’s issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The Board of Directors believes additional shares will be needed under the Plan to provide appropriate incentives to key employees and others. Accordingly on July 15, 2003 the Board of Directors approved amendment to the Plan, subject to regulatory and shareholder approval, to allow that the aggregate number of common shares to be delivered upon the exercise of all options granted under the Plan to not exceed 20% of the Corporation’s issued and outstanding common shares from time to time, up to a maximum of 6,000,000 common shares. The

Corporation received conditional approval from the TSXV for the amendment to the Plan on July 23, 2003. Certain provisions of the Plan are described below.

The Plan is available for review at the offices of Field LLP located at 1900, 350 — 7th Street S.W., Calgary, Alberta, T2P 3N9 and at the offices of the Corporation during normal business hours.

At the Meeting, the shareholders will be asked to consider and, if thought fit, approve by ordinary resolution, the amendment to the Plan to increase the maximum number of common shares to be delivered upon exercise of all options granted under the Plan from 10% to 20% of the Corporation’s issued and outstanding common shares from time to time, to a maximum of 6,000,000 shares.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by disinterested shareholders who vote in respect of the resolution. TSXV Policy 4.4, section 2.10 requires the Corporation to obtain disinterested shareholder approval if the Corporation’s stock option plan could result at any time in the number of shares reserved for issuance under stock options granted to Insiders2 exceeding 10% of the issued shares. The amendment to the Plan must be approved by a majority of the votes cast by all shareholders at the shareholders’ meeting excluding votes attached to shares beneficially owned by: (a) Insiders to whom options may be granted under the Plan (this would include the directors and officers of the Corporation); (b) Associates3 of the persons referred to above.

The text of the resolution approving the amendment to the Plan to be considered at the meeting will be substantially as follows:

BE IT RESOLVED THAT:

1.	The following amendment to the stock option plan of the Corporation approved by the Board of Directors on July 15, 2003 and set forth below:

Paragraph 3 under the heading “Shares Subject to Plan” be and is hereby deleted and replaced with the following:

“3. Shares Subject to Plan

Subject to adjustment as provided in Section 15 hereof, the shares to be offered under the Plan shall consist of shares of the Corporation’s authorized but unissued common shares. The aggregate number of shares to be delivered upon the exercise of all options granted under the Plan (the “Options”) shall not exceed 20% of the Corporation’s issued and outstanding common shares from time to time, to a maximum of 6,000,000 shares. If any Option granted hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purpose of this Plan.”

[2] “Insider” if used in relation to an Issuer, means: (a) a director or senior officer of the Issuer, (b) a director or senior officer of a Company that is an Insider or subsidiary of the Issuer; (c) a Person that beneficially owns or controls, directly or indirectly, Voting Shares carrying more than 10% of the voting rights attached to all outstanding Voting Shares of the Issuer, or (d) the Issuer itself if it holds any of its own securities.

[3] “Associate” when used to indicate a relationship with a Person, means: (a) an Issuer of which the Person beneficially owns or controls, directly or indirectly, voting securities entitling him to more than 10% of the voting rights attached to all outstanding voting securities of the Issuer; (b) any partner of the Person; (c) any trust or estate in which the Person has a substantial beneficial interest or in respect of which the Person serves as trustee or in a similar capacity; and (d) in the case of a Person who is an individual (i) that Person’s spouse or child, or (ii) any relative of that Person or of his spouse who has the same residence as that Person;

be and is hereby approved, confirmed and ratified;

2.	The making by the Board of Directors of such additions, deletions and modifications to the Plan as may be necessary or advisable to give effect to these resolutions or as may be required by applicable regulatory authorities, be and is hereby approved;

3.	Any officer or director of the Corporation be and is hereby authorized to execute all such deeds, documents and other writings and perform such acts as may be necessary in order to give effect to the amendment of the Plan and the Board of Directors from time to time is authorized to grant options in the capital stock of the Corporation pursuant to and in accordance with the Plan as amended.

Unless otherwise indicated in the Proxy, it is management’s intention to vote the proxies in favour of the resolution approving the amendment to the Plan.

(e)	Continuance under the Northwest Territories Business Corporations Act (the “NWTBCA”)

Shareholders will be asked at the Meeting to consider and, if deemed advisable, to pass, by a majority of not less than two-thirds of the votes cast at the Meeting, a special resolution, the text of which is set below (the “Continuance Resolution”), to approve the continuance of the Corporation from the Business Corporations Act (Alberta) (“ABCA”) to the NWTBCA (the “Continuance”). The primary objective for the Continuance is to take advantage of the absence under the NWTBCA of a requirement for resident Canadian directors. Under the ABCA, at least 50% of the directors of the Corporation must be resident Canadians, whereas under the NWTBCA, there is no requirement that any portion of the directors be resident Canadians. The Corporation received conditional approval from the TSXV for the Continuance on July 23, 2003.

Continuance under the NWTBCA

Management to the Corporation is of the view that the NWTBCA will provide to shareholders substantively the same rights as are available to shareholders under the ABCA, including rights of dissent and appraisal and rights to bring derivative actions and oppression actions, and is consistent with corporate legislation in most other Canadian jurisdictions. Unless otherwise directed, it is the intention of management to vote proxies in the accompanying form in favour of the Continuance Resolution.

The following is a summary of the differences between the ABCA and NWTBCA. This summary is not intended to be exhaustive and shareholders may wish to consult their legal advisors regarding all of the implications of the Continuance.

Amendments to the Articles of a Corporation

Under both the ABCA and the NWTBCA, certain fundamental changes to the articles of a corporation, such as a change to the name of the corporation, an alteration of the restrictions, if any, on the business carried on by the Corporation, an alteration of any maximum number of shares that the Corporation is authorized to issue or the creation of any new classes of shares, must be approved by a special resolution passed by a majority of not less than 2/3 of the votes cast by shareholders voting in person or by proxy at a general meeting of the Corporation. Certain fundamental changes, such as the addition, change or removal of any rights, privileges, restrictions or conditions (including a prejudicial change to rights to accrued dividends or rights to cumulative dividends) in respect of shares of a particular class, and, where a series of shares of the class will be affected by an amendment in a manner different for other shares of the class, may be authorized by a special resolution passed by the holders of shares of that series (regardless of whether such shares of the class or series, as the case may be, otherwise do not carry a right to vote).

Extraordinary Sale, Lease or Exchange

Under both the ABCA and the NWTBCA, any proposed sale, lease or exchange of all or substantially all of the property of a corporation, other than in the ordinary course of business, must be approved by a special resolution passed by not less than 2/3 of the votes cast by shareholders voting in person or by proxy (regardless of whether their shares otherwise do not carry a right to vote) at a general meeting. If the proposed sale, lease or exchange of the corporation’s property will affect a class or series of shares differently from another class or series of shares, then the special resolution approving it must be submitted to a separate vote of the holders of shares of that class or series, as the case may be.

Rights of Dissent and Appraisal

Both the ABCA and the NWTBCA provide that shareholders who dissent to certain actions being taken by a corporation may exercise a right of dissent and require that corporation to purchase the shares held by such shareholder at the fair value of such shares. The dissent right may be exercised by a holder of shares of any class of the corporation if the corporation resolves to:

(a)	amend its articles to add, change or remove any provision restricting or constraining the issue or transfer of shares of that class;

(b)	amend its articles to add, change or remove any restrictions on the business or businesses that the corporation may carry on;

(c)	amalgamate with another corporation (except pursuant to a vertical or horizontal short form of amalgamation, as provided for under the ABCA or the NWTBCA, as the case may be);

(d)	continue out of the jurisdiction; or

(e)	sell, lease or exchange all or substantially all of its property, other than in the ordinary course of business.

Oppression Remedies

Under the ABCA and the NWTBCA, a shareholder, former shareholder, director, former director, officer or former officer of a corporation or any of its affiliates, or any other person who, in the discretion of a court, is a proper person to seek an oppression remedy may apply to a court to rectify the matters complained of where in respect of a corporation or any of its affiliates, any act or omission of the corporation or its affiliates effects a result, the business or affairs of the corporation or any of its affiliates are or have been carried on or conducted in a manner, or the powers of the directors of the corporation or its affiliates are or have been exercised in a manner that is oppressive or unfairly prejudicial to, or that unfairly disregards the interests of, any security holder, creditor, director or officer.

Shareholders Derivative Actions

Under the ABCA and the NWTBCA, a shareholder, former shareholder, director, former director, officer or former officer of a corporation or its affiliates, and any person who, in the discretion of the court, is a proper person to do so, may apply for the court’s leave to:

(a)	bring a derivative action in the name and on behalf of the corporation or any of its subsidiaries; or

(b)	intervene in an action to which a corporation or any of its subsidiaries is a party, for the purpose of prosecuting, defending or discontinuing the action on behalf of the corporation or the subsidiary.

Requisition of Meetings

Both the ABCA and the NWTBCA permit the holders of not less than 5% of the issued shares that carry the right to vote at a meeting sought to be held to require the directors to call and hold a general meeting of a corporation.

Form of Proxy and Information Circular

Both the ABCA and the NWTBCA require a distributing corporation to provide notice of a general meeting and a form of proxy for use by every shareholder entitled to vote at such meeting as well as an information circular containing prescribed information regarding the matter to be dealt with at and conduct of the general meeting.

Place of Meetings

The ABCA requires all meetings of shareholders to be held at the place within Alberta unless otherwise provided by the corporation’s bylaws. The NWTBCA is somewhat broader, in that it requires all meetings of shareholders to be held at the place within the Northwest Territories provided by the Corporation’s bylaws or, in the absence of such provision, at the place within the Northwest Territories that the directors determine. Meetings may also be held outside of the Northwest Territories if the place is specified in the articles of the Corporation or if all of the shareholders entitled to vote at the meeting agree that the meeting is to be held at that place. Meetings may also take place by telephone if the by-laws so provide or, subject to the by-laws, all shareholders consent.

The Corporation’s current articles provide that meetings of shareholders of the Corporation may be held in the City of Vancouver in the Province of British Columbia, in the City of Spokane in the State of Washington or anywhere in Alberta that the directors, in their sole discretion, determine by resolution. In addition, the Corporation would like to add the following additional cities to hold shareholders meetings which reflect the locations of its shareholders: Toronto, Ontario; New York, New York; London, England.

Registered Office

Currently the registered office of the Corporation is located at 1900, 350 — 7th Avenue S.W., Calgary, Alberta, T2P 3N9. The NWTBCA requires that the registered office of the Corporation be located at a place within the Northwest Territories specified in the articles.

Procedure in Alberta for the Continuance to the NWTBCA

In order for the Continuance to become effective:

(a)	the shareholders must approve the Continuance Resolution which authorizes the application by the Corporation to the appropriate public body requesting that the Corporation be continued as if it had been incorporated under the territorial jurisdiction of the Northwest Territories;

(b)	the Corporation must receive approval of the Continuance application and a Notice of Continuance from the appropriate public body of the territorial jurisdiction of the Northwest Territories.

(c)	the registrar (“Registrar”) of corporations under the ABCA must approve the proposed Continuance under the NWTBCA, upon being satisfied that the Continuance will not adversely affect creditors or shareholders;

(d)	the TSXV must approve the Continuance;

(e)	the Corporation must file the Notice of Continuance with the Registrar, who will issue a letter approving the Continuance;

(g)	the letter from the Registrar will be filed with the Northwest Territories, upon which the Corporation becomes a Northwest Territories corporation as if it had been incorporated under the laws of the territorial jurisdiction of the Northwest Territories and the NWTBCA;

(h)	upon the Corporation becoming a Northwest Territories corporation, the Registrar will issue a Certificate of Discontinuance

(i)	the Registrar will not provide its approval of the Continuance of the Corporation as a body corporate under the NWTBCA unless the Registrar is satisfied that:

(1)	the property of the Corporation continues to be the property of the body corporate;

(2)	the body corporate continues to be liable for the obligations of Corporation;

(3)	an existing cause of action, claim or liability to prosecution is unaffected;

(4)	a civil, criminal or administrative action or proceeding pending by or against the Corporation may be continued to be prosecuted by or against the body corporate; and

(5)	a conviction against, a ruling, order or judgment in favour of or against the Corporation may be enforced by or against the body corporate.

Effect of Continuance

Assuming that the Continuance Resolution is approved by the shareholders at the Meeting, it is expected that Continuance application will be filed with the applicable governmental bodies and the procedures outlined above will begin as soon as practicable thereafter in order to give effect to the Continuance.

On the effective date of the Continuance, shareholders of the Corporation will continue to hold one (1) common share of the Corporation domiciled in the new jurisdiction for each common share held prior to the Continuance. The existing share certificates representing common shares of the Corporation will not be cancelled. Holders of convertible securities of the Corporation on the effective date of the Continuance will continue to hold convertible securities to purchase an identical number of common shares of Corporation on substantially the same terms.

The principal attributes of the classes and series of the capital stock of the Corporation will be identical to those of the corresponding shares of Corporation, other than differences in shareholders’ rights under the ABCA and the NWTBCA. The Corporation’s current articles are available for review at the offices of

Field LLP located at 1900, 350 — 7th Street S.W., Calgary, Alberta, T2P 3N9 and at the offices of the Corporation during normal business hours.

The Continuance, if approved, will affect a change in the legal domicile of the Corporation on the effective date thereof, but the Corporation will not change its business or operations after the effective date of the Continuance. The directors and officers of the Corporation immediately following the Continuance, will be the directors and officers of the Corporation. As of the effective date of the Continuance, the election, duties, resignations and removal of the Corporation’s directors and officers shall be governed by the NWTBCA. As of the effective date of the Continuance, the legal domicile of the Corporation will be the territorial jurisdiction of the Northwest Territories, and the Corporation will no longer be subject to the corporate governance provisions of the ABCA. By operation of law applicable under the laws of the territorial jurisdiction of the Northwest Territories, as of the effective date of the Continuance, all of the assets, property, rights, liabilities and obligations of the Corporation immediately prior to the Continuance will continue to be the assets, property, rights, liabilities and obligations of the Corporation continued under the territorial jurisdiction of the Northwest Territories. As required to receive authorization of the Continuance by the Registrar under the ABCA, on the effective date of the Continuance, the property of the Corporation will continue to be the property of the Corporation continued under the territorial jurisdiction of the Northwest Territories; the Corporation will continue to be liable for the obligations of the Corporation; an existing cause of action, claim or liability to prosecution of the Corporation will be unaffected; a civil, criminal or administrative action or proceeding pending by or against the Corporation may be continued to be prosecuted by or against the Corporation; and a conviction against the Corporation may be continued against the continued Corporation or ruling, order or judgment in favour of or against the Corporation may be enforced by or against the continued Corporation.

Except as previously noted with respect to the place of shareholders meetings and the location of the registered office, the Articles of Continuance will be the same in all material respects as the Corporation’s current articles.

The shareholders must approve the Continuance Resolution in order for the Continuance to become effective. The approval requires an affirmative vote of not less than two-thirds of the votes cast by the shareholders present at the Meeting or their proxy.

New By-Laws

In conjunction with the Continuance, the current by-laws of the Corporation, which are suitable for a corporation governed by the ABCA and not for a corporation governed by the NWTBCA, will have to be changed to new by-laws (“New By-Laws”) which are suitable for a NWTBCA corporation. The repeal of the existing by-laws of the Corporation, and the adoption of the New By-Laws, have been approved by the directors, subject to the prior completion of the Continuance. If the Continuance Resolution set out below is approved at the Meeting, the former by-laws of the Corporation will be repealed and replaced by the New By-Laws.

A full copy of the New By-Laws is attached hereto as Exhibit “A”.

Rights of Dissenting Shareholders

Pursuant to Section 191 of the ABCA, registered shareholders have the right to dissent to the Continuance and receive the fair market value of their respective shares from the Corporation. Registered shareholders who wish to exercise their right of dissent should seek their own legal advice, as failure to comply strictly with the provisions of Section 191 of the ABCA may prejudice their right of dissent. In order to dissent, a written objection to the special resolution must be received by the Corporation at its registered office at least 48 hours, not including Saturday, Sunday or holidays, prior to the Meeting or by the Chairman of the Meeting at or before the Meeting. A vote against the Continuance Resolution, an abstention or the execution of the proxy to vote against the special resolution does not constitute such written objection.

The above summary is not a comprehensive statement of the procedures to be followed by dissenting shareholders who seek payment of the fair value for their common shares. Section 191 of the ABCA requires adherence to the procedures established therein and failure to do so may result in the loss of all rights thereunder. The full text of Section191 of the ABCA is set out in Exhibit “B” attached hereto.

In the event that Management determines that an unacceptable number of shareholders dissent from the Continuance, the Continuance will not be proceeded with.

The text of the special resolution to be considered at the Meeting approving the continuance of the Corporation will substantially be as follows:

BE IT RESOLVED AS A SPECIAL RESOLUTION OF THE CORPORATION THAT:

1.	the Board of Directors be and is hereby authorized to make application for continuance of the Corporation under the Business Corporations Act (Northwest Territories);

2.	any director or officer of the Corporation be and is hereby authorized and directed, for and on behalf of the Corporation, to execute and deliver all documents, do all such other acts or things as he may determine to be necessary or advisable to give effect to this special resolution including, without limitation, deliver Articles of Continuance/Discontinuance in the prescribed forms, provided that the Directors of the Corporation may, at their discretion, choose not to act on this special resolution without further approval or authorization of the holders of common shares of the Corporation;

3.	subject to the issuance of such Certificate of Continuance and without affecting the validity or the existence of the Corporation by and under its articles of incorporation or of any act thereunder, and subject to paragraph 4 below, the Corporation’s articles are hereby amended by deleting all of the provisions thereof and substituting therefor Articles of Continuance containing the same provisions as the Corporation’s current articles, as such may have been amended and restated, subject to such amendments thereto as counsel may advise may be necessary or desirable to make such Articles of Continuance have substantially the same effect as the amended and restated articles under the provisions of the ABCA;

4.	the Corporation is hereby authorized to amend its Articles of Continuance by adding the following provisions thereto:

“In addition to the places of meeting permitted by the NWTBCA, any meeting of the shareholders of the Corporation may be held outside the Northwest Territories in any of the following cities:

Calgary, Alberta Spokane, Washington Vancouver, British Columbia Toronto, Ontario New York, New York London, England

“The registered office of the Corporation will be located in the City of Yellowknife, in the Northwest Territories”.

5.	the adoption of the new by-laws (the “New By-Laws”) of the Corporation in substantially the form attached to this Circular in Exhibit “A” be and are hereby ratified and confirmed;

6.	the New By-Laws supercede and replace all former by-laws of the Corporation;

7.	any director or officer be and is hereby authorized to amend the New By-Laws should such amendments be required by applicable regulatory authorities including, but not limited to the TSX Venture Exchange; and

8.	any director or officer be and is hereby authorized to execute and deliver all such deeds, documents and other writings and perform such acts as may be necessary in order to give effect to the New By-Laws.”

(f)	Appointment of Auditor

Unless otherwise directed, it is management’s intention to vote the proxies in favour of an ordinary resolution to appoint the firm of BDO Dunwoody LLP as auditor of the Corporation to hold office until the close of the next annual general meeting of shareholders or until BDO Dunwoody LLP is removed from office or resigns as provided by law and by the Corporation’s by-laws and to authorize the directors of the Corporation to fix the remuneration of BDO Dunwoody LLP as auditors of the Corporation. BDO Dunwoody LLP has been the auditor of the Corporation since July 24, 2001. On July 24, 2001, the Corporation’s auditors, PricewaterhouseCoopers LLP, notified the Corporation that it had resigned as the Corporation’s independent accountants, following the closure of its Spokane office. The Corporation’s Board of Directors filled the vacancy for the auditors left by the resignation of PricewaterhouseCoopers LLP with the appointment of BDO Dunwoody LLP as auditors of the Corporation.

There have been no reportable events (ie. disagreements, unresolved issues or consultations) during the period in which PricewaterhouseCoopers LLP, Chartered Accountants have been in office. PricewaterhouseCoopers LLP, Chartered Accountants were appointed auditors of the Corporation on June 19, 1997.

In order to be effective, an ordinary resolution requires the approval of a majority of the votes cast by shareholders who vote in respect of the resolution.

ATTENDANCE OF ACCOUNTANTS

The Corporation has been advised by BDO Dunwoody LLP that neither that firm nor any of its associates has any relationship with the Corporation or its subsidiaries other than the usual relationship that exists between independent public accountants and clients. Representatives of BDO Dunwoody LLP will not be present at the Meeting.

GENERAL

All matters to be brought before the Meeting require, for the passing of same, a simple majority of the votes cast in person or by proxy at the Meeting by the holders of common shares. If a majority of the common shares represented at the Meeting should be withheld from voting for the appointment of BDO Dunwoody LLP as auditors of the Corporation, the Board of Directors will appoint another firm of chartered accountants based upon the recommendation of the audit committee, which appointment for any period subsequent to the next annual meeting of shareholders will be subject to approval by the shareholders at that meeting.

The contents and the sending of this Management Information Circular have been approved by the Board of Directors of the Corporation.

FINANCIAL STATEMENTS

Shareholders as of the record date of August 4, 2003, will receive with this Management Information Circular a copy of the Corporation’s 2002 Form 10-KSB, including audited financial statements for the fiscal year ended December 31, 2002. The financial statements of the Corporation contained in Form 10-KSB are incorporated herein by reference.

OTHER BUSINESS

While there is no other business other than that mentioned in the Notice of Meeting to be presented for action by the shareholders at the Meeting, it is intended that the proxies hereby solicited will be exercised upon any other matters and proposals that may properly come before the Meeting, or any adjournment or adjournments thereof, in accordance with the discretion of the persons authorized to act thereunder.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation’s executive officers, directors and persons who own more than ten percent of the common shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and beneficial owners of more than ten percent of the common shares are required by SEC regulation to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Corporation and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Corporation believes that all Section 16(a) filing requirements applicable to its executive officers and directors have been complied with.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

Shareholder proposals submitted for inclusion in the 2004 proxy materials and consideration at the 2004 Annual Meeting of Shareholders must be received by the Corporation by March 18, 2004. Any such proposal should comply with the rules promulgated by the Securities and Exchange Commission governing shareholder proposals submitted for inclusion in proxy materials.

CERTIFICATE

The foregoing contains no untrue statement of a material fact and does not omit to state a material fact that is required to be stated or that is necessary to make a statement not misleading in the light of the circumstances in which it was made.

DATED this 15th day of July, 2003.

ON BEHALF OF THE MANAGEMENT OF MINERA ANDES INC.

“Allen V. Ambrose”	“Bonnie L. Kuhn”

ALLEN V. AMBROSE Signing as Chief Executive Officer	BONNIE L. KUHN Chief Financial Officer and Secretary

EXHIBIT “A”

[new by-laws]

BY-LAW NUMBER 1

A BY-LAW RELATING GENERALLY
TO THE TRANSACTION OF THE
BUSINESS AND AFFAIRS OF
MINERA ANDES INC.

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CONTENTS

SECTION 1.	DEFINITIONS AND INTERPRETATION	5
(1)	Definitions	5
(2)	Interpretation	6
(3)	Headings	6
(4)	By-laws Subject to the NWTCA	6
SECTION 2.	BUSINESS OF THE CORPORATION	6
(1)	Execution of Documents	6
(2)	Cheques, Drafts and Notes	6
(3)	Corporate Seal	7
(5)	Voting Rights in Other Bodies Corporate	7
(6)	Withholding Information from Shareholders	7
(7)	Divisions	7
SECTION 3.	BORROWING	7
(1)	Borrowing Power	7
SECTION 4.	DIRECTORS	8
(1)	Management of Business	8
(2)	Qualification	8
(3)	Number of Directors	8
(4)	Increase Number	9
(6)	Election and Term	9
(7)	Removal of Directors	9
(8)	Consent	9
(9)	Ceasing to Hold Office	9
(10)	Filling Vacancies	10
(11)	Delegation to a Managing Director or Committee	10
(12)	Remuneration and Expenses	10
SECTION 5.	MEETINGS OF DIRECTORS	11
(1)	Calling Meetings	11
(2)	Notice	11
(3)	Notice of Adjourned Meeting	12
(5)	Waiver of Notice	12
(6)	Quorum	12
(7)	Regular Meetings	12
(8)	Chairperson of Meetings	12
(9)	Decision on Questions	12
(10)	Meeting by Telephone	13
(11)	Resolution in Lieu of Meeting	13
SECTION 6.	OFFICERS AND APPOINTEES OF THE BOARD	13
(1)	Appointment of Officers	13
(2)	Term of Office	13
(3)	Duties of Officers	13
(4)	Remuneration	13
(5)	Chairperson of the Board	14
(6)	Managing Director	14
(7)	President	14

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(8)	Vice-President	14
(9)	Secretary	14
(10)	Treasurer	14
(11)	Agents and Attorneys	14
SECTION 7.	CONFLICT OF INTEREST	15
(1)	Disclosure of Interest	15
(2)	Approval and Voting	15
(3)	Effect of Conflict of Interest	15
SECTION 8.	LIABILITY AND INDEMNIFICATION	16
(1)	Limitation of Liability	16
(2)	Indemnity	16
(3)	Insurance	17
SECTION 9.	SECURITIES	17
(1)	Shares	17
(2)	Options and Other Rights to Acquire Securities	17
(3)	Commissions	17
(4)	Securities Register	17
(5)	Transfer Agents and Registrars	18
(6)	Dealings with Registered Holders	18
(7)	Transfers of Securities	18
(8)	Registration of Transfers	18
(9)	Lien	18
(10)	Security Certificates	18
(11)	Entitlement to a Security Certificate	19
(12)	Securities Held Jointly	19
(13)	Replacement of Security Certificates	19
(14)	Fractional Shares	19
SECTION 10.	MEETINGS OF SHAREHOLDERS	19
(1)	Annual Meeting of Shareholders	19
(2)	Special Meetings of Shareholders	20
(3)	Special Business	20
(4)	Place and Time of Meetings	20
(5)	Notice of Meetings	20
(6)	Notice of Adjourned Meetings	20
(7)	Waiver of Notice	21
(8)	Shareholder List	21
(9)	Persons Entitled to Vote	21
(10)	Chairperson of Meetings	22
(11)	Scrutineer	22
(12)	Procedure at Meetings	22
(13)	Persons Entitled to be Present	22
(14)	Quorum	22
(15)	Loss of Quorum	22
(16)	Proxy Holders and Representatives	23
(17)	Time for Deposit of Proxies	23
(18)	Revocation of Proxies	23
(19)	Joint Shareholders	24
(20)	Decision on Questions	24
(21)	Voting by Show of Hands	24

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(22)	Voting by Ballot	24
(23)	Number of Votes	24
(24)	Meeting by Telephone	24
(25)	Resolution in Lieu of Meeting	24
SECTION 11.	NOTICES	25
(1)	Method of Notice	25
(2)	Notice to Joint Shareholders	25
(3)	Notice to Successors	25
(4)	Non-Receipt of Notices	25
(5)	Failure to Give Notice	25
(6)	Execution of Notices	25

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SECTION 1.
DEFINITIONS AND INTERPRETATION

(1) Definitions

In the By-laws, unless the context otherwise requires:

(a)	“NWTCA” means the Business Corporations Act (Northwest Territories), s. N.W.T. 1996, c.19 as amended from time to time;

(b)	“appoint” includes elect and vice versa;

(c)	“Articles” includes the original or restated articles of incorporation, articles of amendment, articles of amalgamation, articles of continuance, articles of reorganization, articles of arrangement, articles of dissolution and articles of revival of the Corporation, and any amendment to any of them;

(d)	“Board” means the board of directors of the Corporation;

(e)	“By-laws” means this by-law and all other by-laws of the Corporation from time to time in force;

(f)	“Corporation” means Minera Andes Inc.;

(g)	“Director” means an individual who is elected or appointed as a director of the Corporation;

(h)	“Indemnified Party” has the meaning set out in section 8 for purposes of that section;

(i)	“Officer” means an officer of the Corporation appointed by the Board;

(j)	“Record Date” means, for the purpose of determining Shareholders entitled to receive notice of a meeting of Shareholders:

i)	the date fixed in advance by the Board for that determination which precedes the date on which the meeting is to be held by not more than 50 days and not less than 21 days,

ii)	if no date is fixed by the Board, at the close of business on the last business day which precedes the day on which the notice is sent, or

iii)	if no notice is sent, the day on which the meeting is held;

(k)	“Recorded Address” means:

i)	in the case of a Shareholder, the Shareholder’s latest address as shown in the Corporation’s records or those of its transfer agent,

ii)	in the case of joint Shareholders, the latest address as shown in the Corporation’s records or those of its transfer agent in respect of those joint holders, or the first address appearing if there is more than one address,

iii)	in the case of a Director, the Director’s latest address as shown in the Corporation’s records or in the last notice of directors filed with the Registrar, and

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iv)	in the case of an Officer or auditor of the Corporation, that person’s latest address as shown in the Corporation’s records;

(l)	“Registrar” means the Registrar of Corporations or a Deputy Registrar of Corporations appointed under the NWTCA;

(m)	“Regulations” means the Regulations, as amended, in force from time to time under the NWTCA; and

(n)	“Shareholder” means a shareholder of the Corporation.

(2) Interpretation

In the By-laws, except if defined in this section or the context does not permit:

(a)	words and expressions defined or used in the NWTCA have the meaning or use given to them in the NWTCA;

(b)	words importing the singular include the plural and vice versa;

(c)	words importing gender include masculine, feminine and neuter genders; and

(d)	words importing persons include bodies corporate.

(3) Headings

The headings used in the By-laws are inserted for convenience of reference only. The headings are not to be considered or taken into account in construing the terms of the By-laws nor are they to be deemed in any way to clarify, modify or explain the effect of any term of the By-laws.

(4) By-laws Subject to the NWTCA

The By-laws are subject to the NWTCA and the Regulations, to any unanimous shareholder agreement and to the Articles, in that order.

SECTION 2.
BUSINESS OF THE CORPORATION

(1) Execution of Documents

Documents may be executed on behalf of the Corporation in the manner and by the persons the Board may designate by resolution.

(2) Cheques, Drafts and Notes

Cheques, drafts or orders for the payment of money, notes, acceptances and bills of exchange must be signed in the manner and by the persons the Board may designate by resolution.

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(3) Corporate Seal

The Board may, by resolution, adopt a corporate seal containing the name of the Corporation as the corporate seal. A document issued by or executed on behalf of the Corporation is not invalid only because the corporate seal is not affixed to that document. A document requiring authentication by the Corporation does not need to be under seal.

(4) Banking Arrangements

The Board may open any bank accounts the Corporation may require at a financial institution designated by resolution of the Board. The Board may adopt, authorize, execute or deposit any document furnished or required by the financial institution and may do any other thing as may be necessarily incidental to the banking and financial arrangements of the Corporation.

(5) Voting Rights in Other Bodies Corporate

The persons designated by the Board to execute documents on behalf of the Corporation may execute and deliver instruments of proxy and arrange for the issue of voting certificates or other evidence of the right to exercise voting rights attached to any securities held by the Corporation in another body corporate. The instruments, certificates or other evidence shall be in favour of the person that is designated by the persons executing the instruments of proxy or arranging for the issue of voting certificates or other evidence of the right to exercise voting rights. In addition, the Board may direct the manner in which and the person by whom any particular voting right or class of voting rights may be exercised.

(6) Withholding Information from Shareholders

No Shareholder is entitled to obtain any information respecting any detail or conduct of the Corporation’s business which, in the opinion of the Board, would not be in the best interests of the Shareholders or the Corporation to communicate to the public.

The Board may determine whether and under what conditions the accounts, records and documents of the Corporation are open to inspection by the Shareholders. No Shareholder has a right to inspect any account, record or document of the Corporation except as conferred by the NWTCA or authorized by resolution of the Board or by resolution passed at a meeting of Shareholders.

(7) Divisions

The Board may cause any part of the business and operations of the Corporation to be segregated or consolidated into one or more divisions upon the basis the Board considers appropriate. Any division may be designated by the name the Board determines and may transact business under that name. The name of the Corporation must be set out in legible characters in and on all contracts, invoices, negotiable instruments and orders for goods or services issued or made by or on behalf of any division of the Corporation.

SECTION 3.
BORROWING

(1) Borrowing Power

Without limiting the borrowing power of the Corporation provided by the NWTCA, the Board may, without authorization of the Shareholders:

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(a)	borrow money on the credit of the Corporation;

(b)	issue, reissue, sell or pledge debt obligations of the Corporation;

(c)	subject to section 46 of the NWTCA, give a guarantee on behalf of the Corporation to secure performance of an obligation of any person; and

(d)	mortgage, hypothecate, pledge or otherwise create a security interest in all or any property of the Corporation, owned or subsequently acquired, to secure any obligation of the Corporation.

The Directors may, by resolution, delegate to a Director, a committee of Directors or an Officer all or any of the powers conferred on them by this section.

SECTION 4.
DIRECTORS

(1) Management of Business

The Board shall manage the business and affairs of the Corporation. Every Director must comply with the NWTCA, the Regulations, the Articles and the By-laws.

(2) Qualification

A person is disqualified for election as a Director if that person:

(a)	is less than 19 years of age;

(b)	is

i)	an individual in respect of whom a medical practitioner has filed a certificate of involuntary admission under the Mental Health Act, NWT,

ii)	An individual who is the subject of a trusteeship order under the Guardianship and Trusteeship Act (NWT),

iii)	a person who has been found to be of unsound mind by a court elsewhere than in the North West Territories;

(c)	is not an individual; or

(d)	has the status of bankrupt.

A Director is not required to hold shares issued by the Corporation.

(3) Number of Directors

The Board is to consist of that number of Directors permitted by the Articles. In the event the Articles permit a minimum and maximum number of Directors, the Board is to consist of the number of Directors the Shareholders determine by ordinary resolution. The number of Directors at any one time may not be less than the minimum or more than the maximum number permitted by the Articles.

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(4) Increase Number

The Shareholders may amend the Articles to increase the number, or the minimum or maximum number, of Directors. Upon the adoption of an amendment increasing the number or minimum number of Directors, the Shareholders may, at the meeting at which they adopt the amendment, elect the additional number of Directors authorized by the amendment. Upon the issue of a certificate of amendment, the Articles are deemed to be amended as of the date the Shareholders adopted the amendment.

(5) Decrease Number

The Shareholders may amend the Articles to decrease the number, or the minimum or maximum number, of Directors. No decrease shortens the term of an incumbent Director.

(6) Election and Term

Each Director named in the notice of directors filed at the time of incorporation holds office from the issue of the certificate of incorporation until the first meeting of Shareholders. The Shareholders are to elect Directors by ordinary resolution at the first meeting of Shareholders and at each succeeding annual meeting at which an election of Directors is required. The elected Directors are to hold office for a term expiring not later than the close of the next annual meeting of Shareholders following the election. A Director not elected for an expressly stated term ceases to hold office at the close of the first annual meeting of Shareholders following the Director’s election. If Directors are not elected at a meeting of Shareholders, the incumbent Directors continue in office until their respective successors are elected.

(7) Removal of Directors

The Shareholders may by ordinary resolution passed at a special meeting of Shareholders remove a Director from office. Any vacancy created by the removal of a Director may be filled at the meeting at which the Director was removed, failing which the vacancy may be filled by a quorum of Directors.

(8) Consent

No election or appointment of an individual as a Director is effective unless:

(a)	the individual was present at the meeting when elected or appointed and did not refuse to act as Director; or

(b)	if the individual was not present at the meeting when elected or appointed as a Director, the individual

i)	consented in writing to act as a Director before the individual’s election or appointment or within 10 days after it, or

ii)	has acted as a Director pursuant to the election or appointment.

(9) Ceasing to Hold Office

A Director ceases to hold office when:

(a)	the Director dies or resigns;

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(b)	the Director is removed from office by the Shareholders who elected the Director; or

(c)	the Director ceases to be qualified for election as a Director under subsection (2).

A Director’s resignation is effective at the time a written resignation is sent to the Corporation, or at the time specified in the resignation, whichever is later.

(10) Filling Vacancies

A quorum of Directors may fill a vacancy in the Board, except a vacancy resulting from an increase in the number or minimum number of Directors or from a failure to elect the number or minimum number of Directors required by the Articles. If there is not a quorum of Directors, or if there has been a failure to elect the number or minimum number of Directors required by the Articles, the Directors then in office must immediately call a special meeting of Shareholders to fill the vacancy. If the Directors fail to call a meeting, or if there are no Directors then in office, the meeting may be called by any Shareholder.

(11) Delegation to a Managing Director or Committee

The Directors may appoint from their number a Managing Director or a committee of Directors. The Directors may delegate to a Managing Director or a committee of Directors any of the powers of the Directors. However, no Managing Director and no committee of Directors has authority to:

(a)	submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)	fill a vacancy among the Directors or in the office of auditor;

(c)	issue securities, except in the manner and on the terms authorized by the Directors;

(d)	declare dividends;

(e)	purchase, redeem or otherwise acquire shares issued by the Corporation, except in the manner and on the terms authorized by the Directors;

(f)	pay a commission in connection with the sale of shares of the Corporation;

(g)	approve a management proxy circular;

(h)	approve any financial statements; or

(i)	adopt, amend or repeal By-laws.

(12) Remuneration and Expenses

The Directors are entitled to receive remuneration for their services in the amount the Board determines. Subject to the Board’s approval, the Directors are also entitled to be reimbursed for traveling and other expenses incurred by them in attending meetings of the Board or any committee of Directors or in the performance of their duties as Directors.

Nothing contained in the By-laws precludes a Director from serving the Corporation in another capacity and receiving remuneration for acting in that other capacity.

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The Directors must disclose to the Shareholders the aggregate remuneration paid to the Directors. The disclosure must be in a written document to be placed before the Shareholders at every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented at the meeting relate to.

(13) Annual Financial Statements

The Board must place before the Shareholders at every annual meeting of Shareholders financial statements which have been approved by the Board as evidenced by the signature of one or more of the Directors, the report of the auditor and any further information respecting the financial position of the Corporation and the results of its operations that is required by the NWTCA, the Regulations, the Articles, the By-laws or any unanimous shareholder agreement.

SECTION 5.
MEETINGS OF DIRECTORS

(1) Calling Meetings

The Chairperson of the Board, the Managing Director or any Director may call a meeting of Directors. A meeting of Directors or of a committee of Directors may be held within or outside of the Northwest Territories at the time and place indicated in the notice referred to in subsection (2).

(2) Notice

Notice of the time and place of a meeting of Directors or any committee of Directors must be given to each Director or each Director who is a member of a committee not less than 48 hours before the time fixed for that meeting. Notice must be given in the manner prescribed in section 11. A notice of a meeting of Directors need not specify the purpose of the business to be transacted at the meeting except when the business to be transacted deals with a proposal to:

(a)	submit to the Shareholders any question or matter requiring the approval of the Shareholders;

(b)	fill a vacancy among the Directors or in the office of auditor;

(c)	issue securities;

(d)	declare dividends;

(e)	purchase, redeem or otherwise acquire shares issued by the Corporation;

(f)	pay a commission in connection with the sale of shares of the Corporation;

(g)	approve a management proxy circular;

(h)	approve any financial statements; or

(i)	adopt, amend or repeal By-laws.

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(3) Notice of Adjourned Meeting

Notice of an adjourned meeting of Directors is not required if the time and place of the adjourned meeting is announced at the original meeting. If a meeting is adjourned because a quorum is not present, notice of the time and place of the adjourned meeting must be given as for the original meeting. The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

(4) Meetings Without Notice

No notice of a meeting of Directors or of a committee of Directors needs to be given:

(a)	to a newly elected Board following its election at an annual or special meeting of Shareholders; or

(b)	for a meeting of Directors at which a Director is appointed to fill a vacancy in the Board, if a quorum is present.

(5) Waiver of Notice

A Director may waive, in any manner, notice of a meeting of Directors or of a committee of Directors. Attendance of a Director at a meeting of Directors or of a committee of Directors is a waiver of notice of the meeting, except when the Director attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(6) Quorum

The Directors may fix the quorum for meetings of Directors or of a committee of Directors, but unless so fixed, a majority of the Directors or of a committee of Directors holding office at the time of the meeting constitutes a quorum.

(7) Regular Meetings

The Board may by resolution establish one or more days in a month for regular meetings of the Board at a time and place to be named in the resolution. No notice is required for a regular meeting.

(8) Chairperson of Meetings

The chairperson of any meeting of Directors is the first mentioned of the following Officers (if appointed) who is a Director and is present at the meeting: Chairperson of the Board, Managing Director, or President. If none of the foregoing Officers are present, the Directors present may choose one of their number to be chairperson of the meeting.

(9) Decision on Questions

Every resolution submitted to a meeting of Directors or of a committee of Directors must be decided by a majority of votes cast at the meeting. In the case of an equality of votes, the chairperson does not have a casting vote.

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(10) Meeting by Telephone

If all the Directors consent, a Director may participate in a meeting of Directors or of a committee of Directors by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Director participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

(11) Resolution in Lieu of Meeting

A resolution in writing signed by all the Directors entitled to vote on that resolution at a meeting of Directors or committee of Directors is as valid as if it had been passed at a meeting of Directors or committee of Directors. A resolution in writing takes effect on the date it is expressed to be effective.

A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A counterpart signed by a Director and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

SECTION 6.
OFFICERS AND APPOINTEES OF THE BOARD

(1) Appointment of Officers

The Directors may designate the offices of the Corporation, appoint as officers individuals of full capacity, specify their duties and delegate to them powers to manage the business and affairs of the Corporation, except those powers referred to in section 4 which may not be delegated to a Managing Director or to a committee of Directors. Unless required by the By-laws, an Officer does not have to be a Director. The same individual may hold two or more offices of the Corporation.

(2) Term of Office

An Officer holds office from the date of the Officer’s appointment until a successor is appointed or until the Officer’s resignation or removal. An officer may resign by giving written notice to the Board. All Officers are subject to removal by the Board, with or without cause.

(3) Duties of Officers

An Officer has all the powers and authority and must perform all the duties usually incident to, or specified in the By-laws or by the Board for, the office held.

(4) Remuneration

The Officers are entitled to receive remuneration for their services in the amount the Board determines. The Directors must disclose to the Shareholders the aggregate remuneration paid to the five highest Officers in accordance with the rules and regulations of any stock exchange on which its shares are listed. The disclosure must be in a written document to be placed before the Shareholders at every annual meeting of Shareholders and must relate to the same time period as the financial statements required to be presented at the meeting relate to.

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(5) Chairperson of the Board

If appointed and present at the meeting, the Chairperson of the Board presides at all meetings of Directors, committees of Directors and, in the absence of the President, at all meetings of Shareholders. The Chairperson of the Board must be a Director.

(6) Managing Director

If appointed, the Managing Director is responsible for the general supervision of the affairs of the Corporation. During the absence or disability of the Chairperson of the Board, or if no Chairperson of the Board has been appointed, the Managing Director exercises the functions of that office. Subject to section 4, the Board may delegate to the Managing Director any of the powers of the Board.

(7) President

If appointed, the President is the chief executive officer of the Corporation responsible for the management of the business and affairs of the Corporation. During the absence or disability of the Managing Director, or if no Managing Director has been appointed, the President also exercises the functions of that office. The President may not preside as chairperson at any meeting of the Directors or of any committee of Directors unless the President is a Director.

(8) Vice-President

A Vice President shall have all such powers as the Board or the President may specify. During the absence or disability of the President, or if no President has been appointed, the Vice-President or if there is more than one, the Vice-President designated by the Board, exercises the functions of the office of the President.

(9) Secretary

If appointed, the Secretary shall call meetings of the Directors or of a committee of Directors at the request of a Director. The Secretary shall attend all meetings of Directors, of committees of Directors and of Shareholders and prepare and maintain a record of the minutes of the proceedings. The Secretary is the custodian of the corporate seal, the minute book and all records, documents and instruments belonging to the Corporation.

(10) Treasurer

If appointed, the Treasurer is responsible for the preparation and maintenance of proper accounting records, the deposit of money, the safe-keeping of securities and the disbursement of funds of the Corporation. The Treasurer must render to the Board an account of all financial transactions of the Corporation upon request.

(11) Agents and Attorneys

The Board has the power to appoint agents or attorneys for the Corporation in or outside of Canada with any power the Board considers advisable.

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SECTION 7.
CONFLICT OF INTEREST

(1) Disclosure of Interest

A Director or Officer who:

(a)	is a party to a material contract or proposed material contract with the Corporation; or

(b)	is a director or an officer of or has a material interest in any person who is a party to a material contract or proposed material contract with the Corporation,

must disclose in writing to the Corporation or request to have entered in the minutes of meetings of the Directors the nature and extent of the Director’s or Officer’s interest.

(2) Approval and Voting

A Director or Officer must disclose in writing to the Corporation, or request to have entered in the minutes of meetings of Directors, the nature and extent of the Director’s or Officer’s interest in a material contract or proposed material contract if the contract is one that in the ordinary course of the Corporation’s business would not require approval by the Board or the Shareholders. The disclosure must be made immediately after the Director or Officer becomes aware of the contract or proposed contract. A Director who is required to disclose an interest in a material contract or proposed material contract may not vote on any resolution to approve the contract unless the contract is:

(a)	an arrangement by way of security for money lent to or obligations undertaken by the Director, or by a body corporate in which the Director has an interest, for the benefit of the Corporation or an affiliate;

(b)	a contract relating primarily to the Director’s remuneration as a Director or Officer, employee or agent of the Corporation or as a director, officer, employee or agent of an affiliate;

(c)	a contract for indemnity or insurance under the NWTCA; or

(d)	a contract with an affiliate.

(3) Effect of Conflict of Interest

If a material contract is made between the Corporation and a Director or Officer, or between the Corporation and another person of which a Director or Officer is a director or officer or in which the Director or Officer has a material interest:

(a)	the contract is neither void nor voidable by reason only of that relationship, or by reason only that a Director with an interest in the contract is present at or is counted to determine the presence of a quorum at a meeting of Directors or committee of Directors that authorized the contract; and

(b)	a Director or Officer or former Director or Officer to whom a profit accrues as a result of the making of the contract is not liable to account to the Corporation for that profit by reason only of holding office as a Director or Officer,

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if the Director or Officer disclosed the Director’s or Officer’s interest in the contract in the manner prescribed by the NWTCA and the contract was approved by the Board or the Shareholders and was reasonable and fair to the Corporation at the time it was approved.

SECTION 8.
LIABILITY AND INDEMNIFICATION

(1) Limitation of Liability

Every Director and Officer in exercising the powers and discharging the duties of office must act honestly and in good faith with a view to the best interests of the Corporation and must exercise the care, diligence and skill that a reasonably prudent person would exercise in comparable circumstances. No Director or Officer is liable for:

(a)	the acts, omissions or defaults of any other Director or Officer or an employee of the Corporation;

(b)	any loss, damage or expense incurred by the Corporation through the insufficiency or deficiency of title to any property acquired for or on behalf of the Corporation;

(c)	the insufficiency or deficiency of any security in or upon which any of the money of the Corporation is invested;

(d)	any loss or damage arising from the bankruptcy, insolvency or tortious or criminal acts of any person with whom any of the Corporation’s money is, or securities or other property are, deposited;

(e)	any loss occasioned by any error of judgment or oversight; or

(f)	any other loss, damage or misfortune which occurs in the execution of the duties of office or in relation to it,

unless occasioned by the wilful neglect or default of that Director or Officer. Nothing in this By-law relieves any Director or Officer of any liability imposed by the NWTCA or otherwise by law.

(2) Indemnity

Subject to the NWTCA, the Corporation shall indemnify a Director or Officer, a former Director or Officer and a person who acts or acted at the Corporation’s request as a director or officer of a body corporate of which the Corporation is or was a shareholder or creditor (the “Indemnified Parties”) and the heirs and legal representatives of each of them, against all costs, charges and expenses, which includes, without limiting the generality of the foregoing, the fees, charges and disbursements of legal counsel on an as-between-a-solicitor-and-the-solicitor’s-own-client basis and an amount paid to settle an action or satisfy a judgment, reasonably incurred by an Indemnified Party, or the heirs or legal representatives of an Indemnified Party, or both, in respect of any civil, criminal or administrative action or proceeding to which any of them is made a party by reason of an Indemnified Party being or having been a Director or Officer or a director or officer of that body corporate, if:

(a)	the Indemnified Party acted honestly and in good faith with a view to the best interests of the Corporation; and

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(b)	in the case of a criminal or administrative action or proceeding that is enforced by a monetary penalty, the Indemnified Party had reasonable grounds for believing that the Indemnified Party’s conduct was lawful.

The Corporation shall indemnify an Indemnified Party and the heirs and legal representatives of an Indemnified Party in any other circumstances that the NWTCA permits or requires. Nothing in this By-law limits the right of a person entitled to indemnity to claim indemnity apart from the provisions of this By-law.

(3) Insurance

The Corporation may purchase and maintain insurance for the benefit of a person referred to in subsection (2) against the liabilities and in the amounts the NWTCA permits and the Board approves.

SECTION 9.
SECURITIES

(1) Shares

Shares of the Corporation may be issued at the times, to the persons and for the consideration the Board determines. No share may be issued until the consideration for the share is fully paid in money or in property or past service that is not less in value than the fair equivalent of the money that the Corporation would have received if the share had been issued for money.

(2) Options and Other Rights to Acquire Securities

The Corporation may issue certificates, warrants or other evidences of conversion privileges, options or rights to acquire securities of the Corporation. The conditions attached to the conversion privileges, options and rights must be set out in the certificates, warrants or other evidences or in certificates evidencing the securities to which the conversion privileges, options or rights are attached.

(3) Commissions

The Board may authorize the Corporation to pay a reasonable commission to any person in consideration of that person purchasing or agreeing to purchase shares of the Corporation from the Corporation or from any other person, or procuring or agreeing to procure purchasers for shares of the Corporation.

(4) Securities Register

The Corporation shall maintain a securities register in which it records the securities issued by it in registered form, showing with respect to each class or series of securities:

(a)	the names, alphabetically arranged and the latest known address of each person who is or has been a security holder;

(b)	the number of securities held by each security holder; and

(c)	the date and particulars of the issue and transfer of each security.

The Corporation shall keep information relating to a security holder that is entered in the securities register for at least seven years after the security holder ceases to be a security holder.

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(5) Transfer Agents and Registrars

The Corporation may appoint one or more trust corporations as its agent to maintain a central securities register and one or more agents to maintain a branch securities register. An agent may be designated as a transfer agent or a branch transfer agent, and a registrar, according to the agent’s function. An agent’s appointment may be terminated at any time. The Board may provide for the registration or transfer of securities by a transfer agent, branch transfer agent or registrar.

(6) Dealings with Registered Holders

The Corporation may treat the registered owner of a security as the person exclusively entitled to vote, to receive notices, to receive any interest, dividend or other payments in respect of the security, and otherwise to exercise all the rights and powers of an owner of the security.

(7) Transfers of Securities

Securities of the Corporation may be transferred in the form of a transfer endorsement on the security certificates issued in respect of the securities of the Corporation, or in any form of transfer endorsement which may be approved by resolution of the Board.

(8) Registration of Transfers

If a security in registered form is presented for registration of transfer, the Corporation must register the transfer if:

(a)	the security is endorsed by the person specified by the security or by special endorsement to be entitled to the security or by the person’s successor, fiduciary, survivor, attorney or authorized agent, as the case may be;

(b)	reasonable assurance is given that the endorsement is genuine and effective;

(c)	the Corporation has no duty to inquire into adverse claims, or has discharged its duty to do so;

(d)	any applicable law relating to the collection of taxes has been complied with;

(e)	the transfer is rightful or is to a bona fide purchaser; and

(f)	the fee prescribed by the Board for a security certificate issued in respect of a transfer has been paid.

(9) Lien

If the Articles provide that the Corporation has a lien on a share registered in the name of a Shareholder or the Shareholder’s legal representative for a debt of the Shareholder to the Corporation, and the Shareholder is indebted to the Corporation, the Corporation may refuse to register any transfer of the holder’s shares pending enforcement of the lien.

(10) Security Certificates

Security certificates and acknowledgments of a security holder’s right to obtain a security certificate must be in a form the Board approves by resolution. A security certificate must be signed by at least one Director or Officer. Unless the Board otherwise determines, security certificates representing securities in respect of

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which a transfer agent or registrar has been appointed are not valid unless countersigned by or on behalf of the transfer agent or registrar. Any signature may be printed or otherwise mechanically reproduced on a security certificate. If a security certificate contains a printed or mechanically reproduced signature of a person, the Corporation may issue the security certificate, notwithstanding that the person has ceased to be a Director or Officer, and the security certificate is as valid as if the person were a Director or Officer at the date of issue.

(11) Entitlement to a Security Certificate

A security holder is entitled at the holder’s option to a security certificate or to a non-transferable written acknowledgment of the holder’s right to obtain a security certificate from the Corporation in respect of the securities of the Corporation held by that holder.

(12) Securities Held Jointly

The Corporation is not required to issue more than one security certificate in respect of securities held jointly by several persons. Delivery of a certificate to one of the joint holders is sufficient delivery to all of them. Any one of the joint holders may give effectual receipts for the certificate issued in respect of the securities or for any dividend, bonus, return of capital or other money payable or warrant issuable in respect of the security.

(13) Replacement of Security Certificates

The Board or an Officer or agent designated by the Board may in its or the Officer’s or agent’s discretion direct the issue of a new security certificate in place of a certificate that has been lost, destroyed or wrongfully taken. A new security certificate may be issued only on payment of a reasonable fee and on any terms as to indemnity, reimbursement of expenses and evidence of loss of title as the Board may prescribe.

(14) Fractional Shares

The Corporation may issue a certificate for a fractional share or may issue in its place scrip certificates in a form that entitles the holder to receive a certificate for a full share by exchanging scrip certificates aggregating a full share. The Directors may attach conditions to any scrip certificates issued by the Corporation, including conditions that:

(a)	the scrip certificates become void if they are not exchanged for a share certificate representing a full share before a specified date; and

(b)	any shares for which those scrip certificates are exchangeable may, notwithstanding any pre-emptive right, be issued by the Corporation to any person and the proceeds of those shares distributed rateably to the holders of the scrip certificates.

SECTION 10.
MEETINGS OF SHAREHOLDERS

(1) Annual Meeting of Shareholders

The Board must call an annual meeting of Shareholders to be held not later than 18 months after the date of incorporation or the date of its certificate of amalgamation (in the case of an amalgamated company) and subsequently, not later than 15 months after holding the last preceding annual meeting. An annual meeting is to be held for the purposes of considering the financial statements and auditor’s report, fixing the number of

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Directors for the following year, electing Directors, appointing an auditor and transacting any other business that may properly be brought before the meeting.

(2) Special Meetings of Shareholders

The Board may at any time call a special meeting of Shareholders.

(3) Special Business

All business transacted at a special meeting of Shareholders and all business transacted at an annual meeting of Shareholders, except consideration of the financial statements and auditor’s report, fixing the number of Directors for the following year, election of Directors and reappointment of the incumbent auditor, is deemed to be special business.

(4) Place and Time of Meetings

Meetings of Shareholders may be held at the place within the Northwest Territories and at the time the Board determines. A meeting of Shareholders may be held outside the Northwest Territories if all the Shareholders entitled to vote at that meeting agree to holding the meeting outside the Northwest Territories. A Shareholder who attends a meeting of Shareholders held outside the Northwest Territories is deemed to have agreed to holding the meeting outside the Northwest Territories, except when the Shareholder attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully held. Notwithstanding the foregoing, a meeting of Shareholders may be held outside of the Northwest Territories at one or more places specified in the Articles.

(5) Notice of Meetings

Notice of the time and place of a meeting of Shareholders must be sent not less than 21 days and not more than 50 days before the meeting to:

(a)	each Shareholder entitled to vote at the meeting;

(b)	each Director; and

(c)	the auditor of the Corporation.

Notice of a meeting of Shareholders called for the purpose of transacting any business other than consideration of the financial statements and auditor’s report, fixing the number of Directors for the following year, election of Directors and reappointment of the incumbent auditor must state the nature of the business to be transacted in sufficient detail to permit a Shareholder to form a reasoned judgment on that business and must state the text of any special resolution to be submitted to the meeting.

(6) Notice of Adjourned Meetings

With the consent of the Shareholders present at a meeting of Shareholders, the chairperson may adjourn that meeting to another fixed time and place. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of less than 30 days, it is not necessary to give notice of the adjourned meeting, other than by verbal announcement at the time of the adjournment. If a meeting of Shareholders is adjourned by one or more adjournments for an aggregate of 30 days or more, notice of the adjourned meeting must be given as for the original meeting. The adjourned meeting may proceed with the business to have been transacted at the original meeting, even though a quorum is not present at the adjourned meeting.

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(7) Waiver of Notice

A Shareholder and any other person entitled to attend a meeting of Shareholders may waive in any manner notice of a meeting of Shareholders. Attendance of a Shareholder or other person at a meeting of Shareholders is a waiver of notice of the meeting, except when the Shareholder or other person attends the meeting for the express purpose of objecting to the transaction of any business on the grounds that the meeting is not lawfully called.

(8) Shareholder List

If the Corporation has more than 15 Shareholders entitled to vote at a meeting of Shareholders, the Corporation must prepare a list of Shareholders entitled to receive notice of the meeting, arranged in alphabetical order and showing the number of shares held by each Shareholder,

(a)	if a Record Date is fixed, not later than 10 days after that date; or

(b)	if no Record Date is fixed,

i	at the close of business on the last business day preceding the day on which the notice is given, or

ii	if no notice is given, on the day on which the meeting is held.

A Shareholder may examine the list of Shareholders:

(c)	during usual business hours at the Corporation’s records office or at the place where its central securities register is maintained; and

(d)	at the meeting of Shareholders for which the list was prepared.

(9) Persons Entitled to Vote

A person named in a list of Shareholders is entitled to vote the shares shown opposite the person’s name at the meeting to which the list relates, except to the extent that:

(a)	i	if a Record Date is fixed, the person transfers ownership of any of the person’s shares after the Record Date, or

ii	if no Record Date is fixed, the person transfers ownership of any of the person’s shares after the date on which the list of Shareholders is prepared; and

(b)	the transferee of those shares

i	produces properly endorsed share certificates, or

ii	otherwise establishes ownership of the shares,

and demands, not later than 10 days before the meeting, that the transferee’s name be included in the list before the meeting,

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in which case the transferee is entitled to vote the shares.

(10) Chairperson of Meetings

The chairperson of any meeting of Shareholders is the first mentioned of the following Officers (if appointed) who is present at the meeting: President, Chairperson of the Board or Managing Director. If none of the foregoing Officers are present, the Shareholders present and entitled to vote at the meeting may choose a chairperson from among those individuals present.

(11) Scrutineer

If desired, one or more scrutineers, who need not be Shareholders, may be appointed by resolution or by the chairperson of the meeting with the consent of the meeting.

(12) Procedure at Meetings

The chairperson of any meeting of Shareholders shall conduct the proceedings at the meeting in all respects. The chairperson’s decision on any matter or thing relating to procedure, including, without limiting the generality of the foregoing, any question regarding the validity of any instrument of proxy or other evidence of authority to vote, is conclusive and binding upon the Shareholders.

(13) Persons Entitled to be Present

The only persons entitled to be present at a meeting of Shareholders are:

(a)	the Shareholders entitled to vote at the meeting;

(b)	the Directors;

(c)	the auditor of the Corporation; and

(d)	any others who, although not entitled to vote, are entitled or required under any provision of the NWTCA, any unanimous shareholder agreement, the Articles or the By-laws to be present at the meeting.

Any other person may be admitted only on the invitation of the chairperson of the meeting or with the consent of the meeting.

(14) Quorum

[WOULD WE LIKE A LOWER QUORUM?]
 A quorum of Shareholders is present at a meeting of Shareholders if at least two persons are present in person or by proxy, each of whom is entitled to vote at the meeting, and who hold or represent by proxy in the aggregate not less than 5% of the shares entitled to be voted at the meeting. If any share entitled to be voted at a meeting of Shareholders is held by two or more persons jointly, the persons or those of them who attend the meeting of Shareholders constitute only one Shareholder for the purpose of determining whether a quorum of Shareholders is present.

(15) Loss of Quorum

If a quorum is present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may proceed with the business of the meeting, even if a quorum is not present throughout the meeting.

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If a quorum is not present at the opening of a meeting of Shareholders, the Shareholders present or represented by proxy may adjourn the meeting to a fixed time and place but may not transact any other business.

(16) Proxy Holders and Representatives

A Shareholder entitled to vote at a meeting of Shareholders may by means of a proxy appoint a proxy holder and one or more alternate proxy holders, who are not required to be Shareholders, to attend and act at the meeting in the manner and to the extent authorized by the proxy and with the authority conferred by the proxy. A proxy must be executed by the Shareholder or by the Shareholder’s attorney authorized in writing and be in the form prescribed by the Regulations. A proxy is valid only at the meeting in respect of which it is given or any adjournment of that meeting. An instrument of proxy signed by a Shareholder and transmitted by facsimile or other device capable of transmittal, or a printed message is as valid as an originally executed instrument of proxy.

A Shareholder that is a body corporate or association may, by resolution of its directors or governing body, authorize an individual to represent it in person at a meeting of Shareholders. That individual’s authority may be established by depositing with the Corporation prior to the commencement of the meeting a certified copy of the resolution passed by the Shareholder’s directors or governing body or other evidence of the individual’s authority to vote. A resolution or other evidence of authority to vote is valid only at the meeting in respect of which it is given or any adjournment of that meeting.

(17) Time for Deposit of Proxies

The Board may specify in a notice calling a meeting of Shareholders a time not exceeding 48 hours, excluding Saturdays and holidays, preceding the meeting or an adjournment of the meeting before which proxies to be used at the meeting must be deposited with the Corporation or its agent. If no time for the deposit of proxies has been specified in a notice calling a meeting of Shareholders, a proxy to be used at the meeting must be deposited with the Secretary of the Corporation or the chairperson of the meeting prior to the commencement of the meeting.

(18) Revocation of Proxies

A Shareholder may revoke a proxy:

(a)	by depositing an instrument in writing executed by the Shareholder or by the Shareholder’s attorney authorized in writing:

i	at the registered office of the Corporation at any time up to and including the last business day preceding the day of the meeting, or an adjournment of that meeting, at which the proxy is to be used, or

ii	with the chairperson of the meeting on the day of the meeting or an adjournment of the meeting; or

(b)	in any other manner permitted by law.

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(19) Joint Shareholders

If two or more persons hold shares jointly, one of those holders present at a meeting of Shareholders may, in the absence of the others, vote the shares. If two or more of those persons are present in person or by proxy, they must vote as one on the shares jointly held by them.

(20) Decision on Questions

At every meeting of Shareholders all questions proposed for the consideration of Shareholders must be decided by the majority of votes, unless otherwise required by the NWTCA or the Articles. In the case of an equality of votes, the chairperson of the meeting does not, either on a show of hands or verbal poll or on a ballot, have a casting vote in addition to the vote or votes to which the chairperson may be entitled as a Shareholder or proxy holder.

(21) Voting by Show of Hands

Subject to subsection (22), voting at a meeting of Shareholders shall be by a show of hands of those present in person or represented by proxy or by a verbal poll of those present by telephone or other communication facilities. When a vote by show of hands has been taken upon a question, a declaration by the chairperson of the meeting that the vote has been carried, carried by a particular majority or not carried, an entry to that effect in the minutes of the meeting is conclusive evidence of the fact without proof of the number of votes recorded in favour of or against any resolution or other proceeding in respect of the question.

(22) Voting by Ballot

If a ballot is required by the chairperson of the meeting or is demanded by a Shareholder or proxy holder entitled to vote at the meeting, either before or on the declaration of the result of a vote by a show of hands or verbal poll, voting must be by ballot. A demand for a ballot may be withdrawn at any time before the ballot is taken. If a ballot is taken on a question, a prior vote on that question by show of hands or verbal poll has no effect.

(23) Number of Votes

At every meeting a Shareholder present in person or represented by proxy or present by telephone or other communication facilities and entitled to vote has one vote for each share held.

(24) Meeting by Telephone

Any person described in subsection (13) may participate in a meeting of Shareholders by means of telephone or other communication facilities that permit all persons participating in the meeting to hear each other. A Shareholder participating in a meeting by means of telephone or other communication facilities is deemed to be present at the meeting.

(25) Resolution in Lieu of Meeting

A resolution in writing signed by all the Shareholders entitled to vote on that resolution at a meeting of Shareholders is as valid as if it had been passed at a meeting of Shareholders. A resolution in writing takes effect on the date it is expressed to be effective.

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A resolution in writing may be signed in one or more counterparts, all of which together constitute the same resolution. A counterpart signed by a Shareholder and transmitted by facsimile or other device capable of transmitting a printed message is as valid as an originally signed counterpart.

SECTION 11.
NOTICES

(1) Method of Notice

A notice or document required to be sent to a Shareholder, Director, Officer or auditor of the Corporation may be given by personal delivery, prepaid transmitted or recorded communication or prepaid mail addressed to the recipient at the recipient’s Recorded Address. A notice or document sent by personal delivery is deemed to be given when it is actually delivered. A notice or document sent by means of prepaid transmitted or recorded communication is deemed to be given when dispatched or delivered to the appropriate communication company or agency or its representative for dispatch. A notice or document sent by mail is deemed to be given when deposited at a post office or in a public letter box.

(2) Notice to Joint Shareholders

If two or more persons are registered as joint holders of any share, a notice or document may be sent or delivered to all of them, but notice given to any one joint Shareholder is sufficient notice to the others.

(3) Notice to Successors

Every person who, by operation of law, transfer, death of a Shareholder or any other means becomes entitled to any share, is bound by every notice in respect of the share which is sent or delivered to the Shareholder prior to the person’s name and address being entered in the Corporation’s securities register and prior to the person furnishing proof of authority or evidence of entitlement as prescribed by the NWTCA. This subsection applies whether the notice was given before or after the event which resulted in the person becoming entitled to the share.

(4) Non-Receipt of Notices

If a notice or document is sent to a Shareholder, Director, Officer or auditor of the Corporation in accordance with subsection (1) and the notice or document is returned on three consecutive occasions, the Corporation is not required to give any further notice or documents to the person until that person informs the Corporation in writing of the person’s new address.

(5) Failure to Give Notice

The accidental failure to give a notice to a Shareholder, Director, Officer or auditor of the Corporation, the non-receipt of a notice by the intended recipient or any error in a notice not affecting its substance does not invalidate any action taken at the meeting to which the notice relates.

(6) Execution of Notices

Unless otherwise provided, the signature of any person designated by resolution of the Board to sign a notice or document on behalf of the Corporation may be written, stamped, typewritten or printed.

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     MADE by the Directors as evidenced by the signature of the following Director effective _______________, 2003.

BONNIE L. KUHN

     CONFIRMED by the Shareholders as evidenced by the signature of the following Shareholder effective _______________, 2003.

BONNIE L. KUHN

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EXHIBIT “B”

SECTION 191 — BUSINESS CORPORATIONS ACT (ALBERTA)

Shareholder’s right to dissent

(1)	Subject to sections 192 and 242, a holder of shares of any class of a corporation may dissent if the corporation resolves to

(a)	amend its articles under section 173 or 174 to add, change or remove any provisions restricting or constraining the issue or transfer of shares of that class,

(b)	amend its articles under section 173 to add, change or remove any restrictions on the business or businesses that the corporation may carry on,

(c)	amalgamate with another corporation, otherwise than under section 184 or 187,

(d)	be continued under the laws of another jurisdiction under section 189, or

(e)	sell, lease or exchange all or substantially all its property under section 190.

(2)	A holder of shares of any class or series of shares entitled to vote under section 176, other than section 176(1)(a), may dissent if the corporation resolves to amend its articles in a manner described in that section.

(3)	In addition to any other right the shareholder may have, but subject to subsection (20), a shareholder entitled to dissent under this section and who complies with this section is entitled to be paid by the corporation the fair value of the shares held by the shareholder in respect of which the shareholder dissents, determined as of the close of business on the last business day before the day on which the resolution from which the shareholder dissents was adopted.

(4)	A dissenting shareholder may only claim under this section with respect to all the shares of a class held by the shareholder or on behalf of any one beneficial owner and registered in the name of the dissenting shareholder.

(5)	A dissenting shareholder shall send to the corporation a written objection to a resolution referred to in subsection (1) or (2)

(a)	at or before any meeting of shareholders at which the resolution is to be voted on, or

(b)	if the corporation did not send notice to the shareholder of the purpose of the meeting or of the shareholder’s right to dissent, within a reasonable time after the shareholder learns that the resolution was adopted and of the shareholder’s right to dissent.

(6)	An application may be made to the Court by originating notice after the adoption of a resolution referred to in subsection (1) or (2),

(a)	by the corporation, or

(b)	by a shareholder if the shareholder has sent an objection to the corporation under subsection (5), to fix the fair value in accordance with subsection (3) of the shares of a shareholder who dissents under this section.

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(7)	If an application is made under subsection (6), the corporation shall, unless the Court otherwise orders, send to each dissenting shareholder a written offer to pay the shareholder an amount considered by the directors to be the fair value of the shares.

(8)	Unless the Court otherwise orders, an offer referred to in subsection (7) shall be sent to each dissenting shareholder

(a)	at least 10 days before the date on which the application is returnable, if the corporation is the applicant, or

(b)	within 10 days after the corporation is served with a copy of the originating notice, if a shareholder is the applicant.

(9)	Every offer made under subsection (7) shall

(a)	be made on the same terms, and

(b)	contain or be accompanied with a statement showing how the fair value was determined.

(10)	A dissenting shareholder may make an agreement with the corporation for the purchase of the shareholder’s shares by the corporation, in the amount of the corporation’s offer under subsection (7) or otherwise, at any time before the Court pronounces an order fixing the fair value of the shares.

(11)	A dissenting shareholder

(a)	is not required to give security for costs in respect of an application under subsection (6), and

(b)	except in special circumstances must not be required to pay the costs of the application or appraisal.

(12)	In connection with an application under subsection (6), the Court may give directions for

(a)	joining as parties all dissenting shareholders whose shares have not been purchased by the corporation and for the representation of dissenting shareholders who, in the opinion of the Court, are in need of representation,

(b)	the trial of issues and interlocutory matters, including pleadings and examinations for discovery,

(c)	the payment to the shareholder of all or part of the sum offered by the corporation for the shares,

(d)	the deposit of the share certificates with the Court or with the corporation or its transfer agent,

(e)	the appointment and payment of independent appraisers, and the procedures to be followed by them,

(f)	the service of documents, and

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(g)	the burden of proof on the parties.

(13)	On an application under subsection (6), the Court shall make an order

(a)	fixing the fair value of the shares in accordance with subsection (3) of all dissenting shareholders who are parties to the application,

(b)	giving judgment in that amount against the corporation and in favour of each of those dissenting shareholders, and

(c)	fixing the time within which the corporation must pay that amount to a shareholder.

(14)	On

(a)	the action approved by the resolution from which the shareholder dissents becoming effective,

(b)	the making of an agreement under subsection (10) between the corporation and the dissenting shareholder as to the payment to be made by the corporation for the shareholder’s shares, whether by the acceptance of the corporation’s offer under subsection (7) or otherwise, or

(c)	the pronouncement of an order under subsection (13),whichever first occurs, the shareholder ceases to have any rights as a shareholder other than the right to be paid the fair value of the shareholder’s shares in the amount agreed to between the corporation and the shareholder or in the amount of the judgment, as the case may be.

(15)	Subsection (14)(a) does not apply to a shareholder referred to in subsection (5)(b).

(16)	Until one of the events mentioned in subsection (14) occurs,

(a)	the shareholder may withdraw the shareholder’s dissent, or

(b)	the corporation may rescind the resolution, and in either event proceedings under this section shall be discontinued.

(17)	The Court may in its discretion allow a reasonable rate of interest on the amount payable to each dissenting shareholder, from the date on which the shareholder ceases to have any rights as a shareholder by reason of subsection (14) until the date of payment.

(18)	If subsection (20) applies, the corporation shall, within 10 days after

(a)	the pronouncement of an order under subsection (13), or

(b)	the making of an agreement between the shareholder and the corporation as to the payment to be made for the shareholder’s shares, notify each dissenting shareholder that it is unable lawfully to pay dissenting shareholders for their shares.

(19)	Notwithstanding that a judgment has been given in favour of a dissenting shareholder under subsection (13)(b), if subsection (20) applies, the dissenting shareholder, by written notice delivered to the corporation within 30 days after receiving the notice under subsection (18), may withdraw the shareholder’s notice of objection, in which case the corporation is deemed to consent to the withdrawal and the shareholder is reinstated to the shareholder’s full rights as a

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shareholder, failing which the shareholder retains a status as a claimant against the corporation, to be paid as soon as the corporation is lawfully able to do so or, in a liquidation, to be ranked subordinate to the rights of creditors of the corporation but in priority to its shareholders.

(20)	A corporation shall not make a payment to a dissenting shareholder under this section if there are reasonable grounds for believing that

(a)	the corporation is or would after the payment be unable to pay its liabilities as they become due, or

(b)	the realizable value of the corporation’s assets would by reason of the payment be less than the aggregate of its liabilities.

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MINERA ANDES INC.
3303 North Sullivan Road
Spokane, Washington, 99216 USA

NOTICE

OF THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

TO THE SHAREHOLDERS:

TAKE NOTICE that an Annual General and Special Meeting of the Shareholders of Minera Andes Inc. (the Corporation”) will be held in the Milvain Boardroom at the offices of Field LLP at 1900, 350 — 7th Avenue S.W., Calgary, Alberta at the hour of 2:00 p.m (Calgary time), on Wednesday, September 3, 2003, for the following purposes:

1.	to receive and consider the annual report of the board of directors to the shareholders and the audited financial statements of the Corporation, for the fiscal year ended December 31, 2002, and the report of the Auditors thereon;

2.	to fix the number of directors to be elected for the ensuing year;

3.	to elect a Board of Directors for the ensuing year;

4.	to consider and if thought advisable, approve a special resolution authorizing the directors to continue the Corporation under the Business Corporations Act (Northwest Territories) and to adopt new bylaws for the Corporation in connection with the continuance;

5.	to consider and if thought advisable, approve an ordinary resolution amending the Corporation’s Stock Option Plan;

6.	to appoint BDO Dunwoody LLP as Auditors for the ensuing year at remuneration to be fixed by the directors; and

7.	to transact any such other business as may properly be brought before the Meeting or any adjournment thereof.

Shareholders who are unable to attend the Meeting in person are requested to date and sign the enclosed form of Instrument of Proxy and return it in the envelope provided for that purpose.

DATED at the City of Spokane, in the State of Washington, this 25th day of July, 2003.

BY ORDER OF THE BOARD OF DIRECTORS

“Allen V. Ambrose”

Allen V. Ambrose, President

IMPORTANT

It is desirable that as many shares as possible be represented at the meeting. If you do not expect to attend and would like your shares represented, please complete the enclosed instrument of proxy and

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return it as soon as possible in the envelope provided for that purpose. All proxies, to be valid, must be deposited at the office of the Registrar and Transfer Agent of the Corporation, Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 — 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours prior to the meeting or any adjournment thereof.

Pursuant to section 191 of the Business Corporations Act (Alberta) (the “Act”), registered shareholders have the right to dissent with respect to the special resolution authorizing the discontinuance of the Corporation from the jurisdiction of Alberta and continuance under the jurisdiction of the Northwest Territories pursuant to the Business Corporations Act (Northwest Territories) (the “Special Resolution”) and, if the Special Resolution is approved, to be paid the fair value of their shares in accordance with the provisions of Section 191 of the Act. A shareholder wishing to exercise rights of dissent with respect to the continuance must send to the Corporation a written objection to the Special Resolution, which written objection must be received by the President of the Corporation or the Chairman of the Meeting at or before the Meeting. A shareholder’s right to dissent is more particularly described in the accompanying management information circular and the text of Section 191 of the Act are set forth in Exhibit “B” to the accompanying management information circular. Failure to strictly comply with the requirements set forth in Section 191 of the Act, may result in the loss of any right of dissent. Persons who are beneficial owners of the Corporation’s common shares registered in the name of a broker, custodian, nominee or other intermediary who wish to dissent should be aware that only the registered holders of such shares are entitled to dissent. Accordingly, a beneficial owner of the Corporation’s shares desiring to exercise this right must make arrangements for the Corporation’s shares beneficially owned by such shareholder to be registered in the shareholder’s name prior to the time the written objection to the Special Resolution is required to be received by the Corporation or, alternatively, make arrangements for the registered holder of such shares to dissent on the shareholder’s behalf.

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MINERA ANDES INC.

INSTRUMENT OF PROXY

FOR THE ANNUAL GENERAL AND SPECIAL MEETING OF COMMON SHAREHOLDERS

September 3, 2003

The undersigned shareholder of Minera Andes Inc. (the “Corporation”) hereby appoints Mr. Allen V. Ambrose, President and Director of the Corporation, or failing him Ms. Bonnie Kuhn, Chief Financial Officer, Secretary, and Director of the Corporation, or instead of either of the foregoing _______________, as proxyholder of the undersigned at the Annual General and Special Meeting of Shareholders (the “Meeting”), to be held on Wednesday, September 3, 2003 and at any adjournment or adjournments thereof, and at any ballot that may take place in consequence thereof to the same extent and with the same powers as if the undersigned were personally present at the Meeting with authority to vote at the said proxyholders’ direction, except as otherwise specified below.

Without limiting the general powers hereby conferred, the undersigned hereby directs the said proxyholder to vote the common shares represented by this instrument of proxy in the following manner:

1.	FOR [ ]	AGAINST [ ]

Ordinary resolution setting the number of directors to be elected at six (6).

2.	FOR all nominees except as marked to the contrary below. [ ]	WITHHOLD AUTHORITY to vote for all nominees listed below. [ ]

Instructions: To withhold authority to vote for any individual, strike a line through the nominee’s name below.

Allen V. Ambrose, Gary A. Craig, Bonnie L. Kuhn, John Johnson Crabb, A.D. Drummond, Allan J. Marter

The election of the directors for the ensuing year.

3.	FOR [ ]	AGAINST [ ]

Ordinary resolution approving the amendment to the Corporation’s stock option plan as more particularly set forth in the management information circular prepared for the Meeting.

4.	FOR [ ]	AGAINST [ ]

Special resolution approving the continuance of the Corporation under the Business Corporations Act (Northwest Territories) and to adopt new by-laws as more particularly set forth in the management information circular prepared for the Meeting.

5.	FOR [ ]	WITHHOLD [ ]

Appointment of BDO Dunwoody LLP as Auditor for the ensuing year at a remuneration to be fixed by the directors.

6.	At the discretion of the said proxyholder, upon any amendment or variation of the above matters or any other matter that may be properly brought before the Meeting or any adjournment thereof, in such manner as such proxy, in such proxyholder’s sole judgment, may determine.

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This Instrument of Proxy is solicited on behalf of the management of the Corporation. If this Instrument of Proxy is received, the shares it represents will be voted as the shareholder indicates above. If this Instrument of Proxy is received but no direction is given above, the shares will be voted in favour of the above matters.

Each shareholder has the right to appoint a proxyholder other than the persons designated above, who need not be a shareholder, to attend and act for him and on his behalf at the Meeting. To exercise such right, the names of the nominees of management should be crossed out and the name of the shareholder’s appointee should be legibly printed in the blank space provided. Such shareholder should notify the nominee of his appointment, obtain his consent to act as proxy and should instruct him on how the shareholder’s shares are to be voted.

This Instrument of Proxy must be dated and executed by the shareholder or dated and executed by the shareholder’s attorney on behalf of the shareholder if such attorney is authorized, in writing, to do so. If executed by the shareholder’s attorney, proof of written authorization must be attached to this Instrument of Proxy.

THE UNDERSIGNED HEREBY revokes any proxies previously given.

DATED this ________day of ________, 2003.

(signature of shareholder)

(name of shareholder — Please Print)

Number of Common Shares Held

NOTES:

1.	This Instrument of Proxy will not be valid and will not be acted upon or voted unless it is completed as outlined herein and delivered to the Corporation c/o the offices of the Computershare Trust Company of Canada, 6th Floor, Western Gas Tower, 530 — 8th Avenue S.W., Calgary, Alberta, T2P 3S8, at least forty eight (48) hours, excluding Saturdays and holidays, before the time set for the Meeting or any adjournment thereof.

2.	If the shareholder is an individual, this Instrument of Proxy must be executed by the shareholder or his attorney authorized in writing.

3.	If the shareholder is a corporation, this Instrument of Proxy must be executed under corporate seal or by a duly authorized officer or attorney of the Corporation.

4.	Persons signing as executors, administrators, trustees, etc. should so indicate and give their full title as such.

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SUPPLEMENTARY MAIL LIST
RETURN CARD

NOTE:	If you wish to be included in the Supplementary Mailing List of Minera Andes Inc. in order to receive its interim financial statements for the ensuing year, please complete and return this card

TO:	Minera Andes Inc. 3303 North Sullivan Road Spokane, Washington 99216 U.S.A.

The undersigned certifies that the undersigned is the owner of securities of Minera Andes Inc. and requests that the undersigned be placed on the Supplementary Mailing List of Minera Andes Inc. for its interim financial statements for the ensuing year.

DATED: ___________________________, 2003.	Name (please print)

Address

Signature

Name and title of person signing if different from name above.